                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                              CANMAX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                                  CANMAX INC.
                           150 WEST CARPENTER FREEWAY
                                IRVING, TX 75039

                            ------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD MONDAY, APRIL 20, 1998

                            ------------------------

To the Shareholders of Canmax Inc.:

Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Meeting") of Canmax Inc. (the "Company") will be held at the Four Seasons Resort and Club, 4150 North MacArthur Blvd., Irving, Texas 75038, on Monday, April 20, 1998 at 2:00 p.m., Central Time, for the following purposes:

1. To elect 7 Directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2. To approve the Merger of the Company into a Delaware subsidiary in order to effect the change of the Company's state of incorporation from Wyoming to Delaware.

3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP, to serve as independent auditors for its current fiscal year; and

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 12, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

A list of shareholders of the Company entitled to notice of and to vote at the Meeting will be available for examination at the Meeting and during ordinary business hours from March 19, 1998 to the date of the Meeting at the principal offices of the Company at the address set forth above.

You are cordially invited to attend the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,
/s/ Debra L. Burgess
Debra L. Burgess
SECRETARY
February 27, 1998

                                PROXY STATEMENT

                             ---------------------

                                  CANMAX INC.
                           150 WEST CARPENTER FREEWAY
                              IRVING, TEXAS 75039

                            ------------------------

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                             MONDAY, APRIL 20, 1998

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Canmax Inc., a Wyoming corporation (the "Company" or "Canmax"), for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held at the Four Seasons Resort and Club, 4150 North MacArthur Blvd., Irving, Texas 75038, Monday, April 20, 1998, at 2:00 p.m., Central Time, and at any adjournments thereof.

    This Proxy Statement, the accompanying proxy card and the Annual Report of the Company are first being mailed on or about April 1, 1998, to all shareholders of the Company. Although the Annual Report and this Proxy Statement are being mailed together, the Annual Report shall not be deemed a part of this Proxy Statement.

    The Board of Directors has fixed the close of business on March 12, 1998 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, the Company had outstanding 8,111,005 shares of Common Stock, no par value ("Common Stock"). Each share of Common Stock entitles the holder to one vote. There is no cumulative voting and there are no other voting securities of the Company outstanding.

    All properly executed proxies received by the Company prior to the Meeting and not revoked will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, proxies will be voted "FOR" the election as directors of those persons named below, "FOR" the Company's proposed merger into Canmax-Delaware, Inc., pursuant to which the Company would change its state of incorporation from Wyoming to Delaware, as further described herein, and "FOR" the ratification of the Board of Directors' selection of independent auditors for the Company's current fiscal year. The Board of Directors of the Company knows of no business other than that mentioned herein, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. You may revoke your proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above, by submitting a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote in person. Attendance at the Meeting will not, in itself, constitute revocation of a proxy.

                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

    Seven directors are to be elected at the Meeting, to serve until the Company's next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier resignation or removal. Each of the nominees listed below currently serves as a director of the Company and was elected to the Board of Directors at the Company's 1997 Annual Meeting of Shareholders, except for Mr. James C. Bernet and Mr. John Melideo. Under the Bylaws of the Company and consistent with Wyoming law, directors shall be elected by plurality vote at each annual meeting of shareholders and, accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of directors.

    Unless authority to vote for one or more nominees is withheld, the enclosed proxy will be voted "FOR" the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

    The following table sets forth certain information regarding the executive officers and directors of Canmax who are expected to be directors and executive officers of the Company.

NAME                                     AGE                            POSITION WITH THE COMPANY
-----------------------------------      ---      ----------------------------------------------------------------------

Roger D. Bryant....................          54   President, Chief Executive Officer, and Director

Debra L. Burgess...................          39   Executive Vice President, Chief Operating Officer, Secretary and
                                                  Director

James C. Bernet....................          33   President USCommunication Services, Inc. and Director

W. Thomas Rinehart.................          56   Director

Robert M. Fidler...................          58   Director

Nick DeMare........................          42   Director

John Melideo.......................          39   Director

    ROGER D. BRYANT has served as President, Chief Executive Officer and a director of Canmax since November 15, 1994. Prior to joining Canmax, Mr. Bryant was President of Network Data Corporation (1993-1994), a private corporation which specialized in developing software for the convenience store and retail petroleum industries. Mr. Bryant has also served as President of Wayne Division, USA (1991-1993), a division of Dresser Industries Inc., a manufacturer of fuel dispensing equipment. Mr. Bryant currently serves as a director of Field Point Petroleum Corporation. Mr. Bryant has extensive knowledge and experience in the software development, retail petroleum and convenience store industries. Mr. Bryant holds a degree in electrical engineering.

    DEBRA L. BURGESS has served with the Company since 1989 in increasingly responsible positions. Since November 1994, she has been the Company's Chief Operating Officer and a director. Ms. Burgess has been the Secretary of the Company since 1996. Prior to joining Canmax, Ms. Burgess was the Manager of Retail Automation responsible for the selection and implementation of a retail automation solution (1981-1989) at Fina Oil and Chemical Company, a retail petroleum, petrochemical refining and exploration company. Ms. Burgess is a Certified Public Accountant.

    JAMES C. BERNET was elected a director on February 26, 1998 in conjunction with Canmax's acquisition of USCommunication Services, Inc. ("USC"). He has been the President of USC since its inception in August, 1996. USC provides telecommunications products and Internet services to the transportation industry. From November, 1992 to August, 1996, Mr. Bernet served as President of the Baltimore Port Truck Plaza where he was responsible for the overall management and day to day operations of the business. From 1990 until May, 1997, Mr. Bernet was a member of AMBEST, an association of travel center owners representing 130 franchised locations. He has previously served on the Board of Directors

(1992-1996) and various committees (1993-1996) of AMBEST. Mr. Bernet has extensive knowledge and experience in the transportation industry.

    W. THOMAS RINEHART has served as a director since May, 1991. He was co-founder and Executive Vice President of BASS Inc., from June 1981 until his retirement in September 1992. BASS Inc., a private corporation, is a supplier of retail automation hardware and software to the grocery store industry. Prior to BASS Inc., Mr. Rinehart was with NCR from 1964 to 1981, where he held various staff and management positions within its retail software development divisions. Mr. Rinehart has extensive experience in software development and retail automation.

    ROBERT M. FIDLER has served as a director of Canmax since November 1994. Mr. Fidler joined Atlantic Richfield Company ("ARCO") in 1960, was a member of ARCO's executive management team from 1976 to 1993 and was ARCO's manager of New Marketing Programs from 1985 until his retirement in 1994. Mr. Fidler has extensive knowledge and experience in managing retail petroleum operations.

    NICK DEMARE, has served as a director of Canmax since January 1991. Since May, 1991, Mr. DeMare has been the President and Chief Financial Officer of Chase Management Ltd., where his overall responsibility included providing a broad range of administrative, management and financial services to private and public companies with varied interests in mineral exploration and development, precious and base metals production, oil and gas, venture capital and computer software. Mr. DeMare has served and continues to serve on the boards of a number of Canadian public companies, and is a Chartered Accountant (Canada).

    JOHN MELIDEO was elected a director on February 26, 1998 in conjunction with Canmax's acquisition of USC. Since January, 1991, Mr. Melideo has been the Vice President and Director of Real Estate Communication Services, Inc., a privately held company specializing in apartment/condominium rental property listing services. Since January, 1994, he has been the President and Director of CallSource, Inc., a wholly owned subsidiary of Real Estate Communications Services, Inc. CallSource, Inc. specializes in communications services. Mr. Melideo has a degree in computer science and extensive technology and telecommunications experience.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held nine meetings during the fiscal year ended October 31, 1997. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. There is no standing nominating committee. Each of the directors attended at least 75% of the meetings of the Board of Directors and any committee on which such director served.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Audit and Compensation Committee for 1997 consisted of Nick DeMare, Robert M. Fidler, W. Thomas Rinehart and Gerald R. Seay through April 21, 1997, at which time the Board of Directors elected to have each such committee comprised of two members.

    From April 21, 1997 through the remainder of the Company's 1997 fiscal year, the Audit Committee consisted of Nick DeMare and C. William Robertson. The Board of Directors appointed John Melideo as a member of the Audit Committee to succeed Mr. Robertson following Mr. Robertson's resignation from the Company's Board of Directors on January 30, 1998. The Audit Committee makes recommendations to the Board of Directors or Management concerning the engagement of the Company's independent public accountants and matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls. The Audit Committee also reports its recommendations to the Board of Directors as to the approval of the financial statements of the Company. Two meetings of the Audit Committee were held during the fiscal year ended October 31, 1997.

    The Compensation Committee consists of Robert M. Fidler (Chairman) and W. Thomas Rinehart. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is also responsible for administration of the Company's stock option and executive incentive compensation plans. Three meetings of the Compensation Committee were held during the fiscal year ended October 31, 1997.

COMPENSATION OF DIRECTORS

    Each director who is not an officer of the Company receives a fee of $1,500 for each Board meeting attended. Directors are not compensated for attending committee meetings. Further, all directors participate in the Company's Stock Option Plan and are awarded non-qualified stock options for 5,000 shares of Common Stock, at the prevailing market prices each year, for service on the Board of Directors.

SIGNIFICANT EMPLOYEES

    A brief description of the business experience and position of certain significant employees of the Company and its subsidiaries who are not also directors is provided below.

    PHILIP M. PARSONS has served as Executive Vice President, Chief Financial Officer and Treasurer since June 1995 and as a director of the Company from December, 1995 to February 26, 1998, on which date Mr. Parsons resigned from the Company's Board of Directors to accommodate Canmax's acquisition of USC. Previously, Mr. Parsons was a Director of International Financial Planning for KFC International (1994-1995) responsible for international business and strategic planning and was based in Louisville, Kentucky, and a Director of Financial Planning for KFC South Pacific (Australia, New Zealand and South Africa) responsible for business and strategic planning and was based in Sydney, Australia (1990-1994). KFC (Kentucky Fried Chicken) is a fast food company and a division of PepsiCo Inc. Mr. Parsons is a Chartered Accountant (Australia).

    LYNN G. CHIANESE is Vice President of Customer Services of Canmax Retail Systems Inc., ("CRSI") and has served in that capacity since April 1993. Ms. Chianese joined Canmax in September 1986 and has held positions of increasing responsibility. Prior to joining Canmax, she was the Operations Manager for Darnell / Darcor, an international manufacturing company.

    IVOR J. FLANNERY is Vice President of Advanced Research of CRSI and has served in that capacity since January 1989. Mr. Flannery joined Canmax in September 1983 and has held positions of increasing responsibility. Prior to joining Canmax he was an Advanced Systems Engineer for a software development company which developed point of sale systems for the retail petroleum industry.

    RICHARD STEPHENS is Vice President of Development of CRSI and has served in that capacity since April 1995. Previously, he spent 7 years with the Wayne Division of Dresser Industries Inc., a manufacturer of fuel dispensing equipment, as Manager--Systems Software, responsible for developing point of sale systems and applications.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

    The following table sets forth certain information as of February 27, 1998, concerning those persons known to Canmax, based on information obtained from such persons, Canmax's records and schedules required to be filed with Canmax, with respect to the beneficial ownership of Canmax's Common Stock by (i) each shareholder known by Canmax to own beneficially 5% or more of such outstanding Common Stock, (ii) each current director of Canmax, (iii) each Named Executive Officer and (iv) all executive officers and directors of Canmax as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of Common

Stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options and warrants where indicated.

                                                                               PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        NUMBER OF SHARES    CLASS(1)
----------------------------------------------------------  -----------------  -----------

Dodge Jones Foundation                                           1,000,000          12.3%
400 Pine Street, Suite 900
Abilene, Texas 79601

Joseph E. Canon                                                  1,000,000(2)       12.3%
Dodge Jones Foundation
P.O. Box 176
Abilene, Texas 79601

Founders Equity Group                                            1,313,364(3)       15.3%
2602 McKinney, Suite 220
Dallas, Texas 75204

Roger D. Bryant (4)                                                540,000(5)        6.2%

Nick DeMare                                                         46,880(6)       *
Chase Management
1090 West Georgia Street, Suite 1305
Vancouver, BC V6E 3V7

W. Thomas Rinehart                                                 101,600(7)        1.2%
700 Freeling Drive
Sarasota, Florida 34242

Philip M. Parsons (4)                                              190,400(8)        2.3%

Debra L. Burgess (4)                                               254,800(9)        3.0%

Ivor J. Flannery (4)                                                73,468(10)      *

Robert M. Fidler                                                    25,000(11)      *
987 Laguna Road
Pasadena, California 91105

Delia O'Donnell                                                  1,847,250(12)      20.4%
15136 Huntington Gate Dr.
Poway, California 92064

James C. Bernet                                                  1,847,250(13)      20.4%
15136 Huntington Gate Dr.
Poway, California 92064

Richard Stephens (4)                                                20,000(14)      *

Alan Anderson, Trustee                                           3,000,000(15)      31.2%
90 Windsor Road
Hamden, Connecticut 06517

John Melideo                                                             0           0.0%
CallSource, Inc.
6900 Canby Avenue, Suite 106
Reseda, California 91335

All Executive Officers and Directors as a group (11
persons)                                                         3,118,398(16)      30.6%

------------------------

*   Less than 1.0%

(1) Based upon 8,111,005 shares of Canmax Common Stock outstanding as of February 27, 1998.

(2) Includes 1,000,000 shares held by Dodge Jones Foundation, of which Mr. Canon serves as the Executive Director. As such, Mr. Canon exercises voting power over all such shares.

(3) Includes 50,000 shares subject to presently exercisable warrants and 400,000 shares subject to presently convertible debentures issued under a convertible loan agreement.

(4) The business address for Canmax executives is 150 West Carpenter Freeway, Irving, Texas 75039.

(5) Includes 290,000 shares of Common Stock which may be acquired through the exercise of stock options which are exercisable within 60 days of February 27, 1998 ("Vested Options") and 250,000 shares subject to presently exercisable warrants.

(6) Includes 36,600 Vested Options.

(7) Includes 35,000 Vested Options.

(8) Includes 90,000 Vested Options and 100,000 shares subject to presently exercisable warrants.

(9) Includes 127,800 Vested Options and 125,000 shares subject to presently exercisable warrants.

(10) Includes 30,250 Vested Options.

(11) Includes 20,000 Vested Options.

(12) All securities owned by Ms. O'Donnell are currently held by Alan Anderson, as trustee of a voting trust. On January 30, 1998, Ms. O'Donnell delivered written notice of her intent to withdraw her securities from the voting trust, and such withdrawal is to become effective on or about May 1, 1998. Ms. O'Donnell will not exercise voting or investment decisions with regard to such securities until their distribution from the voting trust. Ms. O'Donnell's shares include 923,625 shares to be received upon the effective date of the withdrawal, and 923,625 shares subject to presently exercisable warrants that are also being withdrawn from the voting trust.

(13) Includes 923,625 shares beneficially owned by Delia O'Donnell, wife of Mr. Bernet, and 923,625 shares subject to presently exercisable warrants beneficially owned by Ms. O'Donnell.

(14) Includes 20,000 Vested Options.

(15) Mr. Anderson serves as the trustee of a voting trust which holds 1.5 million shares and presently exercisable warrants to acquire 1.5 million shares. Ms. O'Donnell, a beneficial owner of the voting trust, has elected to withdraw 923,625 shares and presently exercisable warrants to acquire 923,625 shares, which withdrawal is anticipated to be effective on or about May 1, 1998. Until the withdrawal is effective, Mr. Anderson will retain sole voting and investment power with regard to all of such securities.

(16) Includes 668,650 Vested Options and 1,398,625 shares subject to presently exercisable warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the first quarter of 1995, a director, W. Thomas Rinehart advanced Canmax $250,000. The advance was unsecured and had an interest rate of 10%. The principal balance was due on demand. Principal payments of $95,765 were repaid during the six months ended April 30, 1997, which fully satisfied Canmax's obligation.

    On April 30, 1997, Founders Equity Group, Inc. ("Founders") acquired from Electronic Data Systems ("EDS") 863,364 shares of Canmax Common Stock in a private transaction, in connection with which Canmax agreed to extend to Founders certain registration rights similar to those previously held by EDS. On May 9, 1997, Founders exercised its right to demand that Canmax file a registration statement with regard to all of its shares of Canmax Common Stock. Under applicable securities laws, Canmax was unable to file the Founders registration statement until after the filing of the registration statement for the proposed Merger with Auto-Gas Systems, Inc. which was subsequently terminated. Pursuant to the terms of the registration rights agreement with Founders, Canmax was to have filed a registration statement on or about July 23, 1997 or incur a registration penalty of 50,000 shares per month. Founders agreed to extend the registration obligation until August 26, 1997 in exchange for its receipt of a warrant to acquire 50,000 shares of Canmax Common Stock at an exercise price of $2.00 per share. In addition, in May of 1997, Canmax retained Founders to provide advisory services regarding the proposed Merger with Auto-Gas Systems, Inc., and agreed to pay to Founders a fee of $25,000 for such services.

    On April 30, 1997, the Dodge Jones Foundation acquired from EDS 1,000,000 shares of Canmax Common Stock in a private transaction, in connection with which Canmax agreed to extend to the Dodge Jones Foundation certain registration rights similar to those previously held by EDS.

    On December 15, 1997, Canmax executed a convertible loan agreement with Founders which provides financing of up to $500,000. Funds obtained under the loan agreement are collateralized by all assets of Canmax and bear interest at 10.0%. Required payments are for interest only and are due monthly beginning February 1, 1998. Borrowings under the loan agreement mature January 1, 1999, unless otherwise redeemed or converted.

    Under the terms of the loan agreement, Founders may exercise its right at any time to convert all, or in multiples of $25,000, any part of the borrowed funds into Canmax Common Stock at a conversion price of $1.25 per share. The conversion price is subject to adjustment for certain events and transactions as specified in the loan agreement. Additionally, the outstanding principal amount is redeemable at the option of Canmax at 110% of par.

    As of February 27, 1998, Founders had advanced to Canmax $500,000 under the loan agreement. Canmax used these funds to pay fees and expenses related to the USC acquisition, to advance USC $250,000 for equipment purchases and for USC's general working capital requirements, and for Canmax's general working capital requirements, all of which are permitted uses of proceeds under the loan agreement.

    On February 11, 1998, Canmax and Founders executed a loan commitment letter which provides for multiple advance loans of up to $2 million over the ensuing 12 month period. Funds obtained under the loan commitment agreement are collateralized by all assets of Canmax and bear interest of 10%. Interest is payable monthly and borrowings under the agreement mature one year from the date of the advance. Amounts borrowed under the agreement are convertible into Canmax Common Stock at a conversion price equal to the five (5) day trading average of the Canmax Common Stock immediately preceding the date of advance. The maximum amount of Canmax Common Stock issuable under the loan commitment is 1.6 million shares. As consideration for the loan commitment, Canmax paid a commitment fee of $10,000. As of February 27, 1998, no amounts had been advanced to Canmax under the loan commitment agreement.

    A director, Mr. John Melideo, is the President and a Director of CallSource, Inc., a company which operates USC's prepaid phone card platform. During USC's year ended December 31, 1997, USC purchased from CallSource approximately $125,000 of telephone switching equipment for the USC platform. Additionally, USC has a monthly maintenance agreement with CallSource to service said equipment for $4,000 per month.

EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid by Canmax and its subsidiaries during the years ended October 31, 1997, 1996 and 1995 for services in all capacities to each of Canmax's chief executive officer and the four highest paid executive officers (the "Named Executive Officers") of Canmax whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                    ANNUAL COMPENSATION           -------------
                                           -------------------------------------   SECURITIES
                                                                   OTHER ANNUAL    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)  BONUS($)(1)  COMPENSATION    OPTIONS(#)      COMPENSATION(4)
------------------------------  ---------  ---------  -----------  -------------  -------------  -------------------
Roger D. Bryant...............       1997    185,000          --            --         45,000               538
President & CEO                      1996    169,750      73,920        18,733(2)     210,000                --
                                     1995    149,827      10,000            --         35,000                --

Debra L. Burgess..............       1997    140,000          --            --         35,000                69
Executive Vice President             1996    118,542      40,320            --         69,000                --
Chief Operating Officer              1995    104,260       4,000            --         15,800                --
Secretary

Philip M. Parsons.............       1997    125,000          --            --         25,000                65
Executive Vice President             1996    108,750      36,960            --         55,000                --
Chief Financial Officer              1995     36,070       4,000            --         10,000                --
Treasurer

Ivor Flannery.................       1997    105,000          --            --         23,000                --
Vice President-                      1996     94,050      21,056            --         15,000                --
Advanced Research (3)                1995     91,055      12,750            --             --

Richard Stephens..............       1997    110,000          --            --         15,000                --
Vice President-                      1996     94,000      21,056            --         20,000                --
Development (3)                      1995     52,724       4,500            --          5,000                --

------------------------

(1) Reflects bonus earned during the fiscal year but paid during the next year.

(2) Reflects compensation associated with relocation expenses incurred by Mr. Bryant.

(3) Reflects positions held with Canmax's subsidiary, CRSI.

(4) Reflects compensation associated with supplemental long-term disability insurance.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

    Messrs. Bryant and Parsons and Ms. Burgess serve as executive officers of CRSI pursuant to written employment agreements that commenced July 1, 1997. Each employment agreement provides these executives certain benefits and protections upon a "Change of Control," which is defined to occur (i) at any time a person becomes a "beneficial owner" of in excess of thirty percent of the combined voting power of the outstanding securities of CRSI or Canmax, (ii) if, at any time during the twenty-four month period following a merger, tender offer, consolidation, sale of assets or contested election, or any combination thereof, at least a majority of the Canmax Board shall cease to consist of either (a) directors who served prior to such transaction or (b) directors whose nomination for election by the stockholders of Canmax was approved by at least two-thirds of all directors then serving, or (iii) at any time the stockholders of Canmax approve an agreement to sell or dispose of all or substantially all of the assets of CRSI or Canmax. Each employment agreement also permits CRSI to terminate the executive for "Cause", meaning a termination as a result of (a) acts of dishonesty constituting a felony or intended to result in substantial gain for personal enrichment at the expense of CRSI or Canmax, or (b) the willful and continued failure to substantially perform such person's duties and responsibilities following a demand for substantial performance by CRSI or Canmax. Each employment agreement prohibits the executive from engaging in any activities in competition with CRSI or Canmax during the employment term and prohibits the executive from soliciting any employees, customers or clients of Canmax or CRSI during the 2-year period following any voluntary termination by the executive or termination for Cause.

    The employment agreements with Messrs. Bryant and Parsons and Ms. Burgess also provide for the issuance of warrants ("Performance Warrants") to each executive as additional employment compensation. Each Performance Warrant expires 10 years from the date of issuance, and is exercisable at a price of $2.25 per share, the closing price of the Canmax Common Stock on July 17, 1997, the date that the compensation committee approved the issuance of such warrants. The Performance Warrants vest 50% upon the "Trigger Date" and 50% on the one-year anniversary of the Trigger Date. As used in each employment agreement, the Trigger Date means the date of the earlier of the following events: (i) the earnings per share of Canmax (after tax) equals or exceeds $0.30 per share during any fiscal year, or (ii) the closing price of the Canmax Common Stock equals or exceeds $8.00 per share for sixty-five consecutive trading days. The Performance Warrants also vest upon a Change of Control.

    On January 30, 1998, the Company acquired USCommunication Services, Inc., a Delaware corporation ("USC"), pursuant to the terms of an Agreement and Plan of Merger dated as of January 30, 1998 (the "Merger Agreement") by an among the Company, USC and a wholly owned subsidiary of the Company (the "Subsidiary"). Pursuant to the terms of the Merger Agreement, USC was merged within and into the Subsidiary, with the Subsidiary being the surviving corporation in the merger (the "Surviving Corporation") and electing to continue its operations under the name "USCommunication Services, Inc." Pursuant to the Merger Agreement, the former stockholders of USC received an aggregate of 1.5 million shares of Canmax Common Stock, a warrant to acquire 1.5 million shares of Canmax Common Stock that was immediately exercisable, and a warrant to acquire 1.0 million shares of Canmax Common Stock exercisable during the five (5) year period commencing January 30, 2000. For purposes of determining whether a Change of Control has occurred, each of the Employment Contracts for Messrs. Bryant and Parsons and Ms. Burgess adopts the definition of "beneficial ownership" contained in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Under this definition, securities that are presently outstanding or which a holder has the right to acquire within sixty (60) days are deemed "beneficially owned" by such holder. At the effective time of the Merger Agreement, all shares held by the former stockholders of USC were held in a voting trust. Because the power to vote all of the shares received in the merger were consolidated in the voting trust, the 1.5 million shares issued pursuant to the Merger Agreement and the 1.5 million shares issuable upon the exercise of the presently exercisable warrant were deemed to be "beneficially owned" by the voting trust upon consummation of the merger. As a result of the merger, the trustee of the voting trust was deemed to be the "beneficial owner" of 31.2% of Canmax Common Stock. Therefore, upon the consummation of the Merger Agreement, a Change of Control occurred that caused the vesting of the Performance Warrants and triggered other provisions of the Employment Contracts of Messers. Bryant and Parsons and Ms. Burgess as set forth below.

    Mr. Bryant's employment agreement expires June 30, 1999. Mr. Bryant is entitled to receive an annual base salary of $185,000 and to participate in any bonus programs established by the Canmax Board. Upon execution of his employment agreement, Mr. Bryant was also granted Performance Warrants to acquire 250,000 shares of Canmax Common Stock. Pursuant to the terms of his agreement, Mr. Bryant may elect to voluntarily terminate his employment within 90 days following a Change of Control and receive a lump sum payment equal to one year's base salary. If Mr. Bryant is terminated during his employment period without Cause, he will be entitled to continue to receive his base salary and benefits for a period of two years and an amount equal to any bonus paid during the preceding 12 months (payable in 24 monthly installments) in accordance with CRSI's standard payroll cycle; provided, however, that such amounts shall be payable in a lump sum following a Change of Control.

    Ms. Burgess' employment agreement expires June 30, 1998. Ms. Burgess is entitled to receive an annual base salary of $140,000 and to participate in any bonus programs established by the Canmax Board. Upon the execution of her employment agreement, Ms. Burgess was also granted Performance Warrants to acquire 125,000 shares of Canmax Common Stock. Pursuant to the terms of her agreement, Ms. Burgess may elect to voluntarily terminate her employment within 90 days following a Change of Control and receive a lump sum payment equal to one year's base salary. If Ms. Burgess is terminated during her employment period without Cause, she will be entitled to continue to receive her base salary and benefits for a period of one year and an amount equal to 50% of any bonus paid during the preceding 12 months (payable in 12 monthly installments) in accordance with CRSI's standard payroll cycle; provided, however, that such amounts shall be payable in a lump sum following a Change of Control.

    Mr. Parsons' employment agreement expires June 30, 1998. Mr. Parsons is entitled to receive an annual base salary of $125,000 and to participate in any bonus programs established by the Canmax Board. Upon the execution of his employment agreement, Mr. Parsons was also granted Performance Warrants to acquire 100,000 shares of Canmax Common Stock. Pursuant to the terms of his agreement, Mr. Parsons may elect to voluntarily terminate his employment within 90 days following a Change of Control and receive a lump sum payment equal to one year's base salary. If Mr. Parsons is terminated during his employment period without Cause, he will be entitled to continue to receive his base salary and benefits for a period of one year and an amount equal to 50% of any bonus paid during the preceding 12 months (payable in 12 monthly installments) in accordance with CRSI's standard payroll cycle; provided, however, that such amounts shall be payable in a lump sum following a Change of Control.

    Upon consummation of the Merger Agreement, James C. Bernet, the former President of USC, executed an Employment Contract with Surviving Corporation and the Company pursuant to which he will continue to serve as a President of Surviving Corporation. Mr. Bernet's Employment Contract expires January 29, 2001. Mr. Bernet is entitled to receive an annual base salary of $150,000 with a minimum annual bonus of $30,000 (reduced by any future increases in base salary). Mr. Bernet is also entitled to participate in any bonus programs established by the Canmax Board. Upon the execution of his Employment Contract, Mr. Bernet was also granted (a) warrants to acquire 1.0 million shares of Canmax Common Stock at an exercise price of $2.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $5.0 million (subject to certain adjustments), and (b) warrants to acquire 1.0 million shares of Canmax Common Stock at an exercise price of $3.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $8.625 million (subject to certain adjustments). Each of the warrants granted in connection with Mr. Bernet's Employment Contract must vest, if at all, on or before January 30, 2001. Mr. Bernet's Employment Contract prohibits him from engaging in any activities in competition with the Surviving Corporation or Canmax during the employment term and prohibits him from soliciting any employees, customers or clients of the Surviving Corporation or Canmax during the 2-year period following any voluntary termination by him or termination for Cause (as defined above). In addition, Mr. Bernet is also subject to a separate non-competition agreement executed pursuant to the terms of the Merger Agreement that prohibits him from competing with Canmax or the Surviving Corporation through January 29, 2003. Mr. Bernet's warrants do not contain any provisions for vesting upon a change of control. Pursuant to the terms of his Employment Contract, if Mr. Bernet is terminated during his employment period without Cause (as defined above), he will be entitled to continue to receive his base salary and benefits for a period of year in accordance with Surviving Corporation's regular payroll cycle; provided, however, that twelve month's base salary plus 50% of any bonuses paid during the preceding twelve month period shall be payable as a lump sum upon a termination of his employment without Cause following a Change of Control. Mr. Bernet's Employment Contract also provides that, upon his death, his estate shall be entitled to continue to receive payments of base salary (of not less than $15,000 per month) throughout the remaining term of the employment period in accordance with the Surviving Corporation's regular payroll cycle.

STOCK OPTIONS

    The Board of Directors introduced a stock option plan (the "Stock Option Plan"), pursuant to a resolution dated March 29, 1990, in the form approved by Canmax's shareholders at an annual general meeting held March 20, 1990.

    The Stock Option Plan authorizes the Directors to grant options to purchase common shares of Canmax provided that, when exercised, such options will not exceed 2.3 million shares of Canmax Common Stock and no options will be granted to any individual director or employee which will, when exercised, exceed 5% of the issued and outstanding shares of Canmax. The term of any option granted under the Stock Option Plan is fixed by the Board of Directors at the time the options are granted, provided that the exercise period may not be longer than 10 years from the date of granting. The exercise price of any options granted under the Stock Option Plan is the fair market value at the date of grant. On February 26, 1998, the Board of Directors increased the number of shares issuable under the Stock Option Plan from 1.2 million shares to 2.3 million shares so that stock options previously granted by the Board in excess of those permitted by the Stock Option Plan could be covered by the Plan. As of February 27, 1998, 1,121,990 shares of Canmax Common Stock have been issued under the Stock Option Plan, 1,093,700 shares remain subject to outstanding options under the Stock Option Plan, and 84,310 shares were available under the Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information with respect to stock options pursuant to Canmax's stock option plans granted to the Named Executive Officers during fiscal year ended October 31,1997.

                                                                                                       POTENTIAL REALIZABLE
                                                                 INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                               ------------------------------------------------------    ANNUAL RATES OF
                                                NUMBER OF                                                  STOCK PRICE
                                               SECURITIES     % OF TOTAL                                 APPRECIATION FOR
                                               UNDERLYING   OPTIONS GRANTED   EXERCISE                   OPTION TERM (1)
                                                 OPTIONS    TO EMPLOYEES IN     PRICE     EXPIRATION   --------------------
NAME                                             GRANTED      FISCAL YEAR      ($/SH)        DATE       5% ($)     10% ($)
---------------------------------------------  -----------  ---------------  -----------  -----------  ---------  ---------
Roger D. Bryant..............................       5,000                          1.88      4/30/02       2,597      5,739
                                                   13,333                          1.88      4/30/03       8,525     19,340
                                                   13,333                          1.88      4/30/04      10,204     23,781
                                                   13,334                          1.88      4/30/05      11,969     28,667
                                               -----------                                             ---------  ---------
                                                   45,000             17%                                 33,295     77,527

Debra L. Burgess.............................       5,000                          2.13      5/11/99       1,092      2,236
                                                    5,000                          1.88      4/30/02       2,597      5,739
                                                    8,333                          1.88      4/30/03       5,328     12,087
                                                    8,333                          1.88      4/30/04       6,378     14,863
                                                    8,334                          1.88      4/30/05       7,480     17,918
                                               -----------                                             ---------  ---------
                                                   35,000             13%                                 22,875     52,843

Philip M. Parsons............................       5,000                          1.88      4/30/02       2,597      5,739
                                                    6,666                          1.88      4/30/03       4,262      9,669
                                                    6,667                          1.88      4/30/04       5,103     11,891
                                                    6,667                          1.88      4/30/05       5,984     14,334
                                               -----------                                             ---------  ---------
                                                   25,000              9%                                 17,946     41,633

                                                                                                       POTENTIAL REALIZABLE
                                                                 INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                               ------------------------------------------------------    ANNUAL RATES OF
                                                NUMBER OF                                                  STOCK PRICE
                                               SECURITIES     % OF TOTAL                                 APPRECIATION FOR
                                               UNDERLYING   OPTIONS GRANTED   EXERCISE                   OPTION TERM (1)
                                                 OPTIONS    TO EMPLOYEES IN     PRICE     EXPIRATION   --------------------
NAME                                             GRANTED      FISCAL YEAR      ($/SH)        DATE       5% ($)     10% ($)
---------------------------------------------  -----------  ---------------  -----------  -----------  ---------  ---------
Ivor J. Flannery.............................       8,000                          2.13      5/11/99       1,746      3,578
                                                    5,000                          1.88      4/30/03       3,197      7,253
                                                    5,000                          1.88      4/30/04       3,827      8,918
                                                    5,000                          1.88      4/30/05       4,488     10,750
                                               -----------                                             ---------  ---------
                                                   23,000              9%                                 13,258     30,499

Richard Stephens.............................       5,000                          1.88      4/30/03       3,197      7,253
                                                    5,000                          1.88      4/30/04       3,827      8,918
                                                    5,000                          1.88      4/30/05       4,488     10,750
                                               -----------                                             ---------  ---------
                                                   15,000              6%                                 11,512     26,921

------------------------

(1) Based upon the per share market price on the date of grant and on annual appreciation of such market price through the expiration date of such options at the stated rates. These amounts represent assumed rates of appreciation only and may not necessarily be achieved. Actual gains, if any, are dependent on the future performance of the Common Stock, as well as the continued employment of the Named Executives through the vesting period. The potential realizable values indicated have not taken into account amounts required to be paid as income tax under the Internal Revenue Code of 1986, as amended, and any applicable state laws.

    No other annual or long-term compensation was received or is receivable by the executive officers named above in respect of employment in 1997 or prior years.

    The following table sets forth information with respect to each exercise of stock options during fiscal 1997, by each of the Named Executive Officers and the number of options held at fiscal year end and the aggregate value of in-the-money options held at fiscal year end. None of the Named Executive Officers exercised options in fiscal 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED        "IN-THE-MONEY" OPTIONS AT
                                                                     OPTIONS AT FY-END (#)                 FY-END ($)
                                 SHARES ACQUIRED  VALUE REALIZED   --------------------------  ----------------------------------
NAME                             ON EXERCISE (#)        ($)        EXERCISABLE  UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
-------------------------------  ---------------  ---------------  -----------  -------------  ---------------  -----------------
Roger D. Bryant................        --               --            150,000        140,000         --                --
Debra L. Burgess...............        --               --             77,800         50,000         --                --
Philip M. Parsons..............        --               --             45,000         45,000         --                --
Ivor J. Flannery...............        --               --             26,500         22,500         --                --
Richard Stephens...............        --               --             15,000         25,000         --                --

    On October 31, 1997, there were 1,017,700 outstanding stock options with a weighted average exercise price of $2.23 per share.

             LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The following table sets forth information with respect to long term incentive plan awards to the Named Executive Officers during fiscal year ended October 31, 1997.

                                                                                      ESTIMATED FUTURE
                                       NUMBER OF SHARES    PERFORMANCE OR OTHER            PAYOUTS
                                          UNDERLYING           PERIOD UNTIL        UNDER NON-STOCK PRICE-
NAME                                     WARRANTS (#)      MATURATION OR PAYOUT        BASED PLANS (#)
-------------------------------------  -----------------  -----------------------  -----------------------
Roger D. Bryant......................         250,000                   (1)                 250,000
Debra L. Burgess.....................         125,000                   (1)                 125,000
Philip M. Parsons....................         100,000                   (1)                 100,000

------------------------

(1) The long-term incentive plan awards to Mr. Bryant, Ms. Burgess and Mr. Parsons relate to the Performance Warrants issued under each of their employment agreements. See "Employment and Change of Control Agreements". Under the terms of the Performance Warrants, vesting of such warrants is dependent upon the earlier of (i) the earnings per share of Canmax (after tax) equals or exceeds $0.30 per share during any fiscal year, (ii) the closing price of the Canmax Common Stock equals or exceeds $8.00 per share for sixty-five consecutive trading days, or (iii) a Change of Control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Canmax has no interlocking relationships involving any of its Compensation Committee members which would be required by the Commission to be reported herein, and no officer or employee of Canmax serves on its Compensation Committee.

COMPENSATION COMMITTEE REPORT

    In fiscal 1997, Canmax's Compensation Committee consisted of two outside directors; Messrs, Fidler, and Rinehart. The Committee was responsible for determining the compensation of Canmax's executive officers and other key senior employees, including Roger D. Bryant, Canmax's Chief Executive Officer, (the "Chief Executive").

    DETERMINATION OF CEO AND EXECUTIVE OFFICER COMPENSATION. Canmax has strived to structure its executive compensation programs in a manner designed to attract and retain a talented and capable management team, and to provide appropriate compensation based on that team's achievement of financial performance objectives. During fiscal 1997, the Compensation Committee held primary responsibility for determining the compensation of the Chief Executive, and for approving the determinations of compensation paid to other officers and senior executives, as proposed by the Chief Executive.

    Compensation is normally paid to the Chief Executive in the form of base compensation, bonus compensation and the granting of options to buy shares of Canmax's Common Stock at then prevailing market prices. Each year the Board of Directors of Canmax sets forth certain financial performance objectives for Canmax. Canmax's ability to meet such targeted financial goals, and the Chief Executive's previous base compensation level, are the most important criteria utilized by the Compensation Committee in determining the compensation of the Chief Executive, although the Compensation Committee reviews other factors, including the compensation awarded to chief executive officers of similar corporations. Based on a review of such criteria, the Compensation Committee will determine the annual base and bonus compensation of the Chief Executive. In addition, the Compensation Committee may grant stock options in order to align the interests of the Chief Executive with those of the shareholders. With respect to the Chief Executive's compensation during fiscal 1997, the Compensation Committee primarily considered Canmax's financial performance and the previously existing compensation level of the Chief Executive.

    Compensation to other executive officers is also provided in the form of base compensation, bonus compensation and the granting of stock options. Base compensation is determined based on industry norms associated with the position held by the executive and the recommendation of the Chief Executive, while bonus compensation is normally linked to specific shorter-term (e.g., one to three years) financial performance objectives. Stock options are granted to align the interests of the executive officers with those of the shareholders. The Chief Executive is principally responsible for the performance assessment of individual executive officers and provides his recommendations to the Compensation Committee for its review and approval.

    Additionally, on July 17, 1997, the Compensation Committee approved employment agreements for certain executives. The employment agreements provide for the issuance of warrants to each executive as additional compensation. The warrants were intended to align the interests of the executive officers with those of the shareholders by providing incentive compensation based on the performance of the Company and to retain key executive management by providing protection against a change in control.

COMPENSATION COMMITTEE:

Robert M. Fidler (Chairman)
W. Thomas Rinehart

STOCK PERFORMANCE GRAPH

    Securities and Exchange Commission rules require that a line graph performance presentation be provided comparing cumulative total stockholder return with a performance indicator of a broad market index and a nationally recognized industry index. The following performance graph compares the cumulative total shareholder return on the Company's stock with the Nasdaq Stock Market Total Return Index (Nasdaq Index) and the Nasdaq Computer and Data Processing Services Stocks Total Return Index (Industry Index).

    The Company's stock has traded on the Nasdaq SmallCap market tier of The Nasdaq Stock Market since February 10, 1994. The comparison assumes that $100 was invested on February 10, 1994 in the Company's shares and in each of the indices. Past performance is not necessarily an indicator of future performance.

                COMPARISON OF THREE YEARS ENDED OCTOBER 31, 1997
                            CUMULATIVE TOTAL RETURN
 CANMAX INC., NASDAQ STOCK MARKET INDEX AND NASDAQ COMPUTER AND DATA PROCESSING
                                 SERVICES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CANMAX      NASDAQ INDEX       INDUSTRY INDEX
Feb-94        $100.00            $100.00              $100.00
Oct-95         $21.43            $132.90              $174.99
Oct-96         $11.07            $156.96              $203.20
Oct-97          $9.64            $206.72              $273.71

                                              FEBRUARY 10, 1994    OCTOBER 31, 1995   OCTOBER 31, 1996   OCTOBER 31, 1997
                                            ---------------------  -----------------  -----------------  -----------------
Canmax Inc................................              100                21.43              11.07               9.64
Nasdaq Index..............................              100               132.90             156.96             206.72
Nasdaq Industry Index.....................              100               174.99             203.20             273.71

    The data set forth in the above graph and related table was obtained from the Nasdaq Stock Market. All Canmax share data is based on the last closing price of the month. The total return calculation is based upon weighting at the beginning of the period.

SECTION 16(A) REPORTING

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on the review of the copies of such reports filed during the fiscal year ended October 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except (i) Mr. Roger D. Bryant, Mr. Philip M. Parsons and Ms. Debra L. Burgess each filed one late report concerning their receipt of the Performance Warrants, (ii) the Dodge Jones Foundation has not filed a Form 3 to report their 10% ownership interest in the Company, (iii) neither Mr. Bernet, Ms. Delia O'Donnell nor the trustee of the voting trust for the former shareholders of USC have filed Form 3's reporting their receipt of shares of Company Common Stock on January 30, 1998 as a result of the Merger Agreement, and (iv) each of the Company's officers and directors filed late their Form 5 Annual Statement of Beneficial Ownership of Securities Report that was due on or about December 15, 1997.

                   REINCORPORATION OF THE COMPANY IN DELAWARE

GENERAL

    The Board of Directors of the Company has approved and recommends that the shareholders approve the proposed merger of the Company into a wholly owned subsidiary organized under the laws of the State of Delaware for the purpose of changing the Company's state of incorporation from the State of Wyoming to the State of Delaware (the "Reincorporation"). The Board of Directors believes that the Reincorporation will result in significant advantages as more fully described in the section entitled --PRINCIPAL REASONS FOR THE REINCORPORATION AND THE MERGER below.

    The following discussion summarizes certain aspects of the proposed Reincorporation of the Company from the State of Wyoming to the State of Delaware pursuant to the Agreement and Plan of Merger (the "Reincorporation Merger Agreement") between the Company and Canmax-Delaware, Inc., a Delaware corporation. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to (i) the "COMPARISON OF WYOMING AND DELAWARE CORPORATE LAW" attached as EXHIBIT A to this Proxy Statement, (ii) the Reincorporation Merger Agreement, a copy of which is attached to this Proxy Statement as EXHIBIT B, (iii) the Certificate of Incorporation of Canmax-Delaware ("Delaware Certificate"), a copy of which is attached to this Proxy Statement as EXHIBIT C, (iv) the Bylaws of Canmax-Delaware ("Delaware Bylaws"), a copy of which is attached to this Proxy Statement as EXHIBIT D and
(v) the WBCA Dissenters' Statue, a copy of which is attached to this Proxy Statement as EXHIBIT E. Copies of the Articles of Incorporation and the Bylaws of the Company ("Wyoming Articles" and "Wyoming Bylaws," respectively) are available for inspection at the principal executive office of the Company and copies will be sent to shareholders, without charge, upon oral or written request directed to: Canmax Inc., 150 W. Carpenter Frwy., Irving, Texas 75039,
Attention: Corporate Secretary, (972) 541-1600. In this discussion of the Reincorporation, the terms "Company" or "Canmax-Wyoming" refer to the existing Wyoming corporation and the term "Canmax-Delaware" refers to the new Delaware corporation which is the proposed successor to Canmax-Wyoming.

PRINCIPAL FEATURES OF THE REINCORPORATION AND THE MERGER

    The Reincorporation will be effected by the merger (the "Merger") of Canmax-Wyoming with and into Canmax-Delaware, which will be incorporated under the Delaware General Corporation Law ("DGCL") for purposes of the Merger. Canmax-Delaware will be the surviving corporation in the merger and will continue under the name "Canmax Inc." Canmax-Wyoming will cease to exist as a result of the Merger.

    Pursuant to the Bylaws of the Company, the Merger and the resulting Reincorporation must be approved by the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock. Abstentions and broker non-votes will have no effect on the approval of the Merger. Pursuant to the Wyoming Business Corporation Act (the "WBCA"), holders of Company Common Stock who do not vote in favor of the Merger and comply with the detailed provisions contained in Article 13 of the WBCA will be entitled to dissent from the Merger and seek the payment of the fair value of their shares of Canmax-Wyoming. A copy of Article 13 of the WBCA is reproduced as EXHIBIT E to this Proxy Statement. Shareholders wishing to dissent from the Merger should read such materials carefully. A vote against the Merger without otherwise complying with the provisions of Article 13 of the WBCA will not effectively exercise a dissenting shareholder's dissenters' rights. The Merger will not become effective until the requisite vote of the Company's shareholders is obtained and the Reincorporation Merger Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Wyoming. BECAUSE AN EXECUTED PROXY CARD WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER UNLESS OTHERWISE SPECIFIED, A SHAREHOLDER RETURNING A SIGNED BUT UNMARKED PROXY CARD WILL WAIVE HIS OR HER RIGHT TO DISSENT FROM MERGER. SEE "RIGHT TO DISSENT" BELOW.

    At the effective time of the Merger, the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Approval of the Merger will result in changes to shareholder approval requirements for certain transactions, the ability of shareholders to call special meetings, the availability of dissenters' rights for certain corporation transactions, and the ability of a person to acquire the Company in transactions not approved by the Board of Directors. Shareholders should review EXHIBIT A for a summary of material differences in the rights of shareholders of Canmax-Wyoming compared to the rights available to stockholders of Canmax-Delaware.

    Upon completion of the Merger, each outstanding share of Common Stock, no par value per share, of Canmax-Wyoming will be converted into one share of Common Stock, $.001 par value, of Canmax-Delaware. As a result, the existing shareholders of Canmax-Wyoming will automatically become shareholders of Canmax-Delaware, Canmax-Wyoming will cease to exist and Canmax-Delaware will continue to operate the business of the company under the name "Canmax Inc." Canmax-Wyoming stock certificates will be deemed to represent the same number of Canmax-Delaware shares as were represented by such Canmax-Wyoming stock certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR CANMAX-WYOMING STOCK CERTIFICATES FOR CANMAX-DELAWARE STOCK CERTIFICATES. Following the Reincorporation, previously outstanding Canmax-Wyoming stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Canmax-Delaware. The Canmax-Delaware Common Stock will be listed on the Nasdaq Stock Market's SmallCap Stock Market ("Nasdaq SmallCap") as the Common Stock of Canmax-Wyoming is presently listed. Upon completion of the Reincorporation, the authorized capital stock of Canmax-Delaware will consist of 44,169,100 shares of Common Stock, $.001 par value, which is identical to the authorized capital stock of Canmax-Wyoming other than the change from no par value share to share with a par value of $.001 per share.

    The Reincorporation will not result in any change to the daily business operations of the Company or the present location of the principal executive offices of the Company in Irving, Texas. The consolidated financial condition and results of operations of Canmax-Delaware immediately after the consummation of the Reincorporation will be identical to that of Canmax-Wyoming immediately prior to the consummation of the Reincorporation. In addition, at the effective time of the Merger, the Board of Directors of Canmax-Delaware will consist of those persons who currently are directors of the Company, all of whom are nominees for re-election at the Annual Meeting. In addition, the individuals serving as executive officers of Canmax-Wyoming immediately prior to the Merger will serve as executive officers of Canmax-Delaware upon the effectiveness of the Merger.

    Pursuant to the Reincorporation Merger Agreement, each option or right to purchase a share of Canmax-Wyoming Common Stock outstanding immediately prior to the effective time of the Merger will become an option or right to purchase a share of Canmax-Delaware Common Stock upon the same terms and conditions as existed immediately prior to the effective time of the Merger. Future options and rights, if any, granted under the Company's Stock Option Plan or otherwise will be for shares of Canmax-Delaware Common Stock. The terms of the Company's Stock Option Plan and all currently outstanding options to purchase Canmax-Wyoming Common Stock are set forth under the captions "EXECUTIVE COMPENSATION--STOCK OPTION PLAN".

    A vote for approval and adoption of the Reincorporation Merger Agreement and the Reincorporation will also constitute specific approval of the Delaware Certificate and the Delaware Bylaws. In addition, a vote for approval and adoption of the Reincorporation Merger Agreement and the Reincorporation will constitute approval of the assumption by Canmax-Delaware of the Company's Stock Option Plan and agreements of Canmax-Wyoming, and the substitution of shares of Canmax-Delaware Common Stock for shares of Canmax-Wyoming Common Stock as the security to be received upon exercise of options, if any, granted in the future under the Company's Stock Option Plan of Canmax-Wyoming.

    APPROVAL AND ADOPTION OF THE REINCORPORATION MERGER AGREEMENT AND THE REINCORPORATION WILL AFFECT CERTAIN RIGHTS OF SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS ENTIRE PROXY STATEMENT AND THE EXHIBITS TO THE PROXY STATEMENT BEFORE VOTING.

PRINCIPAL REASONS FOR THE REINCORPORATION

    As the Company plans for the future, Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that the shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. It is anticipated that, as in the past, the DGCL will continue to be interpreted and explained in a number of significant court decisions. The Board of Directors believes that reincorporation in Delaware should provide greater predictability with respect to the Company's corporate affairs.

    In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major corporations in the United States and Delaware law and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in the Company's legal affairs than presently available under Wyoming law. For example, the Canmax-Wyoming Bylaws currently require two-third shareholder approval for certain corporate actions, such as a sale of substantially all of the Company's assets, certain mergers and share exchanges, and amendments to the Company's Articles of Incorporation. Under the DGCL and the Certificate of Incorporation and Bylaws for Canmax-Delaware, these transactions will require the approval of only a majority of the Company's shareholders. Further, the WBCA provides shareholders of a Wyoming corporation the right to dissent and seek the payment of "fair value" for their shares in certain corporate actions. Under the DGCL, no dissenters' or appraisal rights are available for any class or series of stock which, at the record date for the meeting held to approve the transaction, were either (i) held of record by more than 2,000 stockholders or
(ii) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system maintained by the National Association of Securities Dealers, Inc. (the "NASD"). The Company's stock is currently listed on the Nasdaq SmallCap Market maintained by the NASD (as opposed to the Nasdaq National Market), and therefore the limitations on appraisal rights under the DGCL would not currently apply to stockholders of Canmax-Delaware.

    The Board believes that the proposed Reincorporation under Delaware law will enhance the Company's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The intense competition that has characterized the software industry has greatly expanded the challenges and risks facing the directors and officers of companies within the software industry. To date, the Company has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, and comparatively stable, corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and therefore are better defined and better understood than under Wyoming law.

    The Board believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that Reincorporation in Delaware will enhance the Company's ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and can not be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as federal securities laws.

    The Board of Directors has not viewed the increased protections permitted under the DGCL as a reason for recommending the Reincorporation. Shareholders should note however that since members of the Board of Directors will receive the benefit of expanded indemnification provisions and limitations on liability, the Board of Directors may be viewed as having a personal interest in the approval of the Reincorporation at the potential expense of shareholders.

    As a Delaware corporation, Canmax-Delaware would qualify for the provisions of Section 203 of DGCL (the "Delaware Business Combination Statute"), which regulates certain business combinations between a corporation and an "Interested Stockholder" thereof. Although Article 18 of the WBCA (the "Wyoming Business Combination Statute") is a somewhat similar statute that regulates such transactions, the Wyoming Business Combination Statute is only applicable to corporations with substantial business operations within Wyoming. Canmax-Wyoming does not have sufficient operations within the State of Wyoming to qualify for the protections of the Wyoming Business Combination Statute, therefore the statute is not currently applicable to Canmax-Wyoming. If the Company reincorporates in Delaware, the Delaware Business Combination Statute, which has no comparable residency requirements, would be applicable to the Company.

    While the Reincorporation Proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company, the Board believes that the provisions of the Delaware Business Combination Statute will enhance the Board's ability to assure more equitable treatment of the Company's stockholders in the event that a possible take over attempt. For a description of the Delaware Business Combinations Statute, see "State Takeover Statutes" of EXHIBIT A attached to this Proxy Statement.

POSSIBLE DISADVANTAGES OF REINCORPORATION

    As a result of the Merger, the Company would have the benefit of the Delaware Business Combination Statute which may deter certain acquisitions of the Company in transactions that are not approved by the Board of Directors. Further, the Merger would result in the Company being able to consummate certain corporate acquisitions or reorganizations upon the approval of the holders of the majority of its outstanding shares, as opposed to the two-thirds approval currently required under the Company's Bylaws. The Merger would also remove the ability of the Company's shareholders to call a special meeting. The Company's Bylaws currently provide that special meetings may be called by the holders of 10% of the Company's outstanding shares. Following the Merger, shareholders would no longer have the ability to call a special meeting, and the power to call a special meeting would be vested solely on the Board of Directors or the Chairman of the Board. The Board of Directors believes that protections of the Delaware Business

Combination Statute, the greater flexibility afforded to the Company (by way of reduced shareholder approval requirements) and the removable of the ability of the shareholders of the Company to call a special meeting are in the best interests of the Company in that the Company has more flexibility to enter into certain transactions and is protected from certain "hostile" acquisitions. See "--PRINCIPAL FEATURES OF REINCORPORATION AND THE MERGER." Shareholders should be aware, however, that the DGCL has been publicly criticized on the grounds that it does not afford minority shareholders all the same substantive rights and protections that are available under the laws of a number of other states (including Wyoming) and that, as a result of the proposed Reincorporation, the rights of shareholders will change in a number of important respects. For example, if the Reincorporation is consummated, the Company will not be required in the future under the DGCL to obtain shareholder approval, or to grant class voting and appraisal rights, in connection with certain kinds of mergers and corporate reorganizations which under Wyoming law would be subject to those requirements. For information regarding those and other material differences between the WBCA and the DGCL, see EXHIBIT A attached to this Proxy Statement. The Board of Directors believes that the advantages of the Reincorporation to the Company and its shareholders outweigh its possible disadvantages.

    SHAREHOLDERS ARE URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE WBCA AND THE DGCL AFFECTING THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN EXHIBIT A ATTACHED TO THIS PROXY STATEMENT.

DISSENTERS' RIGHTS

    Holders of Common Stock of Canmax-Wyoming will have the right to dissent and seek the payment of "fair value" of their shares with regard to the Merger Agreement and the Reincorporation proposal. Pursuant to Article 13 of the WBCA, holders of record of Canmax-Wyoming Common Stock who object to the Merger and the Proposed Reincorporation and who follow the procedures prescribed by Article 13 of the WBCA will be entitled to receive a cash payment equal to the "fair value" of the shares of Canmax-Wyoming Common Stock held by them in lieu of receiving an equal number of shares of Canmax-Delaware Common Stock pursuant to the Merger Agreement. Set forth below is a summary of the procedures holders of Canmax-Wyoming Common Stock must follow in order to exercise their dissenters' rights under the WBCA. This summary does not purport to be complete and is qualified in its entirety by reference to Article 13 of the WBCA (a copy of which, as of the date hereof, is attached to this Proxy Statement as EXHIBIT E) and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

    Any holder of shares of Common Stock of Canmax-Wyoming contemplating a possibility of objecting to the Merger and Proposed Reincorporation should carefully review the text of EXHIBIT E (particularly the specified procedural steps required to perfect their dissenters' rights) and should consult as appropriate with such holder's legal counsel. The dissenters' rights will be lost if the procedural requirements of Article 13 of the WBCA are not fully and precisely satisfied.

    A record shareholder may assert dissenters' rights to fewer than all shares registered in his name only if he dissents with respect to all shares beneficially owned by a beneficial holder for whom he acts as nominee and notifies the Company in writing of the name and address of each person on whose behalf he has such dissenters' rights. A beneficial holder may assert dissenters' right as to shares held on his behalf only if he submits to the Company the record holder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and does so with respect to all shares to which he is beneficial owner.

    Under Article 13 of the WBCA, any shareholder who desires to assert dissenters' rights shall deliver to the Company before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effected and shall not vote his shares in favor of the proposed action. If the proposed corporate action is effected, the Company shall deliver a written dissenters' notice to all shareholders who properly exercised their dissenters' rights within ten (10) days after the corporate action is effected. Such notice from Company shall include, among other items, a form for demanding payment (and deliver certificates representing shares of Canmax-Wyoming), as well as a date not less than thirty (30) days and not more than sixty (60) days after the date of the Company's delivery of the initial dissenters' notice by which the Company must receive the payment demand. A shareholder who demands payment and deposits his share certificates in accordance with the terms of the Company's payment demand shall be entitled to receive from the Company the amount that the Company estimates to be the "fair value" of the shares plus accrued interest. Such payment is to be accompanied by specified financial information regarding the Company, a statement of the Company's estimate of the fair value of the shares and an explanation of how any accrued interest was calculated. If a dissenting shareholder disagrees with the Company's calculation of the "fair value" for the shares tendered, he may notify the corporation in writing of his own estimate of fair value or reject the Company's offer and demand payment of fair value of his shares. If a dissenting shareholder waives his rights to contest the Company's determination of "fair value," he must notify the Company of his demand of payment of a different value in writing within thirty (30) days after the Company made or offered payment for his shares.

    If a demand for payment remains unsettled, the Company may commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence a proceeding within the sixty day period, it must pay to each dissenting shareholder the amount demanded by such shareholder.

    The term "fair value" as used in the WBCA means the value of the shares immediately before the corporate action to which the dissenter objects is effected and will exclude any appreciation or depreciation resulting from the Merger or proposed Reincorporation. Except as provided herein, no other holders of Canmax securities will be entitled to dissenters' rights in connection with the Merger and proposed Reincorporation.

INTERESTED PARTIES

    Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Merger or the proposed Reincorporation, other than any interest arising from the ownership of securities of the Company.

AMENDMENT, DEFERRAL OR TERMINATION OF THE REINCORPORATION MERGER AGREEMENT

    If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the Reincorporation Merger Agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The Reincorporation Merger Agreement also provides that the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

    The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by Canmax-Wyoming or Canmax-Delaware. Each holder of Common Stock will have the same basis in the Canmax-Delaware Common Stock received pursuant to the Reincorporation (other than those who exercise dissenters' rights) as such shareholder had in the Common Stock held immediately prior to the Reincorporation, and the shareholder's holding period with respect to the Canmax-Delaware Common Stock will include the period during which such shareholder held the corresponding Common Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation.

    ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

    The Company also believes that it will not recognize gain or loss for Federal income tax purposes as a result of the Merger, and that Canmax-Delaware will succeed without adjustment to the tax attributes of the Company. Shareholders should be aware that franchise taxes in the State of Delaware are likely to be higher than those in the State of Wyoming. Based on the Company's present financial position, the estimated annual franchise tax in the State of Delaware will be approximately $6,000 greater than the amount of tax paid last year to the State of Wyoming.

    A dissenting shareholder who receives payment for his shares upon exercise of his rights of dissent may recognize capital gain or loss for federal income tax purposes, measured by the difference between the basis for his shares and the amount of the payment received. Shareholders who may dissent and seek cash payment for their shares should consult with their tax advisors.

APPROVAL

    Assuming the presence of a quorum, the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required for the approval of the Merger Agreement and the Reincorporation. Proxies will be voted for or against such approval in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" such approval. As the sole shareholder of Canmax-Delaware, the Company has authorized the Merger for Canmax-Delaware.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
                      AND ADOPTION OF THE MERGER AGREEMENT
                        AND THE REINCORPORATION PROPOSAL

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has approved Ernst & Young LLP, which has served as independent auditors of the Company since 1986, to serve as independent auditors of the Company for the fiscal year ending October 31, 1998, and recommends ratification by the shareholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote on this matter and represented in person or by proxy at the Meeting. Abstentions on this proposal will have the same legal effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

    In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of Ernst & Young as the Company's independent auditors without the approval of the shareholders of the Company if the Board of Directors deems such termination necessary or appropriate. A representative of Ernst & Young is expected to attend the Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                            SOLICITATION OF PROXIES

    The solicitation of proxies by the Board of Directors will be conducted primarily by mail. THE HERMAN GROUP, INC. HAS BEEN RETAINED TO ASSIST THE COMPANY IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE MEETING FOR A FEE OF $5,000 PLUS OUT-OF-POCKET EXPENSES. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. The Company will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of Common Stock. The costs of the solicitation will be borne by the Company.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal for inclusion in the Company's proxy material and for presentation at the Company's 1999 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than December 1, 1998.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matters that are to be presented for action at the Meeting. However, if any other matters properly come before the Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors.

/s/ Debra L. Burgess
----------------------------
Debra L. Burgess
Secretary

February 27, 1998

                                                                       EXHIBIT A

                COMPARISON OF WYOMING AND DELAWARE CORPORATE LAW

    The rights of the shareholders of Canmax Inc., a Wyoming corporation ("Canmax-Wyoming") are governed by the Wyoming Business Corporation Act ("WBCA"). Upon consummation of the Merger, the former shareholders of Canmax-Wyoming will become stockholders of Canmax-Delaware, Inc. a Delaware corporation ("Canmax-Delaware"). As stockholders of Canmax-Delaware, the Shareholders' rights will differ in certain respects (in some cases materially) from those presently held such rights are set forth in the WBCA, the Articles of Incorporation of Canmax-Wyoming (the "Canmax-Wyoming Articles") and the bylaws of Canmax-Wyoming (the "Canmax-Wyoming Bylaws").

    Certain differences and similarities between the rights of stockholders of Canmax-Delaware and those of Canmax-Wyoming are set forth below. This summary is not intended to be relied upon as an exhaustive list of the differences or detailed description and analysis of the provisions discussed and is qualified in its entirety by the WBCA, the Canmax-Wyoming Articles, the Canmax-Wyoming Bylaws, Delaware General Corporation Law ("DGCL"), the Certificate of Incorporation of Canmax-Delaware (the "Canmax-Delaware Certificate") and the bylaws of Canmax-Delaware (the "Canmax-Delaware Bylaws").

AUTHORIZED CAPITAL

    The Canmax-Wyoming Articles authorize an aggregate of 44,169,100 shares of Canmax-Wyoming Common Stock.

    The Canmax-Delaware Certificate authorizes an aggregate of 44,169,100 shares of Canmax-Delaware Common Stock.

BUSINESS COMBINATIONS

    Under the DGCL, the Canmax-Delaware Articles and the Canmax-Delaware Bylaws, the approval by the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange, of all or substantially all of a corporation's assets to be consummated.

    Under the WBCA, unless the WBCA, the Articles of Incorporation or the Board of Directors acting pursuant to the WBCA require a greater vote or a vote by voting groups, the approval by the affirmative vote of the holders of a majority of the outstanding stock of a corporation entitled to vote or of each voting group entitled to vote on the matter is required for a merger, share exchange, consolidation or sale, lease or exchange of all or substantially all of a corporation's assets to be consummated. However, the Canmax-Wyoming Bylaws require a two-thirds shareholder approval for such actions.

DISSENTERS' RIGHTS

    Under the DGCL, stockholders generally have the right to demand and receive payment of the fair value of their stock in the event of a merger or consolidation; provided, however, that no dissenters or appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) held of record by more than 2,000 stockholders or (ii) listed on a national securities exchange or, only under the DGCL, designated as a national market system security on an inter-dealer quotation system by the NASD. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (a) shares of stock of the corporation surviving or resulting from such merger or consolidation; (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders or, only under the DGCL, designated as a national market system security on an inter-dealer quotation system by the NASD; (c) cash in lieu of fractional shares of the corporations described in clause (a) or (b) of this sentence; or (d) any combination of shares of stock and cash in lieu of fractional shares described in the foregoing clauses (a), (b) and (c).

    Under the WBCA, shareholders generally have the right to dissent from, and to obtain payment of the fair value of their shares in the event of a merger or consolidation, a share exchange or a sale or exchange of all or substantially all of the property of a corporation. The WBCA imposes significant duties on shareholders who wish to avail themselves of the right to demand and receive payment of the fair cash value of their stock, and any shareholder who does not satisfy these duties will not be entitled to payment for his or her shares. The shareholders of Canmax-Wyoming will be entitled to exercise dissenters' rights in connection with the Merger and Proposed Reincorporation.

STATE TAKEOVER STATUTES

    BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

    Section 203 of the DGCL generally prohibits any business combination (defined to include a variety of transactions, including (i) mergers and consolidations; (ii) sales or dispositions of assets having an aggregate market value equal to 10% or more of the aggregate market value of the corporation determined on a consolidated basis; (iii) issuances of stock (except for certain pro rata and other issuances); and (iv) disproportionate benefits from the corporation (including loans and guarantees)) between a Delaware corporation and any interested stockholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation) for a period of three years after the date on which the interested stockholder became an interested stockholder. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder; (b) if, upon consummation of the transaction resulting in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation at the time the transaction was commenced (excluding, for the purposes of determining the number of shares outstanding, shares owned by persons who are directors and also officers and by certain employee plans of the corporation); (c) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds (2/3) of the shares not involved in the transaction; or (d) under certain other circumstances.

    In addition, a Delaware corporation may adopt an amendment to its Certificate of Incorporation or Bylaws expressly electing not to be governed by
Section 203 of the DGCL if, in addition to any other vote required by law, such amendment is approved by the affirmative vote of a majority of the shares entitled to vote. Such amendment will not, however, be effective until twelve
(12) months after such stockholder vote and will not apply to any business combination with an interested stockholder who was such on or prior to the effective date of such amendment.

    Canmax-Delaware has not adopted an amendment to the Canmax-Delaware Articles or Canmax-Delaware Bylaws electing not to be governed by Section 203 of the DGCL. Therefore, Canmax-Delaware will be entitled to the protections of Section 203 of the DGCL.

    Section 17-18-104 of the Wyoming Management Stability Act ("WMSA") generally restricts the ability of a "Qualified Corporation" (defined in the WMSA to include certain publicly traded corporations incorporated in Wyoming--generally having at least $10,000,000 of assets and in excess of 1,000 record stockholders--And with substantial business operations within the state) to engage in any business combination (defined to include a variety of transactions, including (i) any merger, consolidation or share exchange; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value or book value equal to 10% or more of the aggregate market value or book value of the corporation determined on a consolidated basis; (iii) any issuance or transfer of stock (except for certain prorata and other issuance); (iv) disproportionate benefits from the corporation (including loans and guarantees); and (v) any agreements, arrangements or understandings relating to the adoption of a plan or a proposed plan for liquidation and dissolution of the corporation) with an interested shareholder (defined generally as any person who, directly or indirectly, beneficially owns 15% or more of the outstanding voting stock of the corporation) for a period of three years after the date on which the interested shareholder became an interested shareholder. These restrictions do not apply, however, (a) if, prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in such shareholder becoming an interested shareholder, (b) if, on or subsequent to such date, the business combination is approved by the board of directors and the holders of at least two-thirds (2/3) of the voting shares not involved in the transaction, or (c) under certain other circumstances.

    In addition, a Wyoming corporation may adopt an amendment to its Articles of Incorporation or Bylaws electing not to be governed by Section 17-18-104 of the WMSA or by filing a statement making the election with the Secretary of State, such election to be authorized by the board of directors of the corporation. The election made by the corporation shall be effective immediately upon adoption of the Bylaws or on the date of filing with the Secretary of State.

    Canmax-Wyoming has not adopted an amendment to either the Canmax-Wyoming Articles or the Canmax-Wyoming Bylaws electing not to be governed by Section 17-18-104 of the WMSA; however, Canmax-Wyoming does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

    WYOMING CONTROL SHARE ACQUISITION STATUTE

    Under the WMSA, shares of a Qualified Corporation acquired in a "control share acquisition" do not have voting rights unless conferred by the stockholders of such corporation pursuant to the WMSA. As used in the WMSA, a "control share acquisition" generally means the acquisition by any person (an "acquiring person") of shares of voting stock giving the acquiring person direct or indirect voting power in the election of directors within any of the following ranges: (i) 1/5th or more but less than a of such voting power; (ii) aor more but less than a majority of such voting power; or (iii) a majority or more of such voting power. An acquiring person may make a control share acquisition only if: (i) such person delivers an acquiring person's statement to a Qualified Corporation, and (ii) a resolution is adopted and approved by both a majority of (a) all outstanding voting shares including interested shares (as hereafter defined), and (b) all outstanding shares, excluding interested shares. "Interested shares" means the shares of a Qualified Corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of a Qualified Corporation in the election of directors: (i) the acquiring person, (ii) any officer of a Qualified Corporation elected or appointed by the directors of a Qualified Corporation, or (iii) any employee of Canmax-Wyoming who is also a director of a Qualified Corporation. Canmax-Wyoming has not taken any corporate action to opt out of the Wyoming Control Share Acquisition Statute; however Canmax-Wyoming does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

    WYOMING SHAREHOLDER TAKEOVER PROTECTION STATUTE

    The WMSA requires that any offeror (defined as any person who makes or in any way participates in making a takeover offer), before making a takeover offer with regard to a Qualified Corporation, shall file with the Secretary of State certain information specified in the Wyoming Securities Act or as prescribed by the Secretary of State, and shall, not later than the filing date of the statement, deliver a copy of the statement to the target company at its principal office or to its registered agent for service of process in the State of Wyoming. No takeover offer shall be made which is not made to all offerees holding the same class of equity securities of a Qualified Corporation on substantially equivalent terms. No stock shall be contracted for, purchased or paid for pursuant to a takeover offer within the first 20 business days after the offer is made and no shares shall be purchased or paid for in violation of any order of the Secretary of State. No offeror may acquire in any manner any equity securities of any class of a Qualified Corporation at any time within two years following the conclusion of a takeover offer with respect to that class, including, but not limited to, acquisitions made by purchase, exchange, merger, consolidation, partial or complete liquidation, redemption, reverse stock split and any other recapitalization or reorganization unless the holder of that equity security is also afforded, at the time of that acquisition, a reasonable opportunity to dispose of that security to the offeror upon substantially equivalent terms. For purposes of the WMSA, a "takeover offer" means an offer to acquire or an acquisition of any equity security of a Qualified Corporation pursuant to a tender offer or request or invitation for tenders, if, after the acquisition, the offeror is or will be directly or indirectly a record or beneficial owner of more than 10% of any class of the outstanding equity securities of a Qualified Corporation.

    A Wyoming corporation may elect not to be governed by the Shareholder Takeover Protection Statute (i) by adopting a specific provision in its Articles of Incorporation; (ii) through a statement in the Bylaws that the corporation elects not to be subject to the restrictions of the shareholder takeover protection provisions, such election to be effective immediately upon adoption of the Bylaws unless the Articles of Incorporation provide otherwise; or (iii) by filing a statement with the Secretary of State making the election not to be governed by such statute, such election to be effective from the date of filing with the Secretary of State. If a corporation has elected not to be subject to the provisions of the Shareholder Takeover Protection Statute, such provisions will not apply to the following: (i) an acquisition by an offeror, if the instant transaction and all acquisitions of equity securities of the same class during the preceding 12 months by the offeror or any of its affiliates do not exceed 2% of that class; or (ii) an acquisition determined by order of the Secretary of State to be a takeover offer but is not made for the purpose of, and not having the effect of, changing or influencing the control of a Qualified Corporation. Canmax-Wyoming has not made an election to opt out of the Shareholder Takeover Protection Statute; however, Canmax-Wyoming does not meet the requirements of a Qualified Corporation and therefore is not subject to the protections of the WMSA.

AMENDMENTS TO CERTIFICATE OF INCORPORATION

    Under the DGCL, unless otherwise provided in the Certificate of Incorporation, a proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of all shares outstanding and entitled to be cast on the matter. If any such amendment would adversely affect the rights of any holders of shares of a class or series of stock, the vote of the holders of a majority of all outstanding shares of the class or series, voting as a class, is also necessary to authorize such amendment. The Canmax-Delaware Certificate does not provide additional requirements regarding amendments to its Certificate of Incorporation.

    Under the WBCA, unless the WBCA, the Articles or Incorporation or the Board of Directors acting pursuant to the WBCA require a greater vote or a vote by voting groups, a proposed amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the votes entitled to be cast on the amendment or of each voting group entitled to vote on the amendment. The Canmax-Wyoming Articles do not provide additional requirements regarding amendments to its Articles of Incorporation; however, the Canmax-Wyoming Bylaws require a two-thirds shareholder approval requirement to amend its Articles of Incorporation.

AMENDMENTS TO BYLAWS

    Under the DGCL, the power to adopt, alter, amend and repeal the Bylaws is vested exclusively in the stockholders, except to the extent that the Certificate of Incorporation vests such power in the board of directors. The Canmax-Delaware Certificate vests in its Board of Directors the power to adopt, alter, amend, or repeal the Bylaws.

    Under the WBCA, a corporation's board of directors may amend or repeal the Bylaws unless (i) the Articles of Incorporation or the WBCA reserves such power exclusively to the shareholders in whole or in part, or (ii) the shareholders in amending or repealing a particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw, provided that a Bylaw that fixes a greater quorum or voting requirement for shareholders under the WBCA may not be adopted, amended or repealed by the Board of Directors. The Canmax-Wyoming Bylaws provide that the power to alter, amend or repeal the Bylaws and to adopt new Bylaws is reserved to the Board of Directors, to be exercised by a majority vote of the Board of Directors.

PREEMPTIVE RIGHTS

    Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the Certificate of Incorporation. The Canmax-Delaware Certificate does not provide for preemptive rights.

    Under the WBCA, a shareholder does not possess preemptive rights unless such rights are specifically granted in the Articles of Incorporation. The Canmax-Wyoming Articles do not provide for preemptive rights.

DIVIDEND SOURCES

    Under the DGCL, a board of directors may authorize a corporation to make distributions to its stockholders, subject to any restrictions in its Certificate of Incorporation, either (i) out of surplus; or (ii) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Under the DGCL, no distribution out of net profits is permitted, however, if the corporation's capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such deficiency has been repaired. The Canmax-Delaware Certificate does not provide additional requirements regarding the distribution of dividends.

    Under the WBCA, a Board of Directors may authorize a corporation to make distributions to its shareholders subject to any restrictions imposed by the Articles of Incorporation, provided that no distribution may be made if after giving it effect (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the Articles of Incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. The Canmax-Wyoming Articles do not provide additional requirements regarding the distribution of dividends.

DURATION OF PROXIES

    Generally, under the DGCL, no proxy is valid for more than three years after its date unless otherwise provided in the proxy. The Canmax-Delaware Bylaws do not alter the effective period of a proxy.

    Under the WBCA, no proxy is valid for more than eleven months unless a longer period is expressly provided in the proxy. The Canmax-Wyoming Bylaws do not alter the effective period of a proxy.

STOCKHOLDER ACTION WITHOUT A MEETING

    Under the DGCL, unless otherwise provided in the Certificate of Incorporation, action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted. The

Canmax-Delaware Bylaws do not provide additional requirements regarding stockholder action by written consent.

    Under the WBCA, action required or permitted by the WBCA to be taken at a shareholder's meeting may be taken without a meeting if notice of the proposed action is given to all voting shareholders and the action is taken by the holders of all shares entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed, either manually or by facsimile, by the holders of the requisite number of shares entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records. The Canmax-Wyoming Certificate does not provide additional requirements regarding shareholder action by written consent.

SPECIAL STOCKHOLDER MEETINGS

    The DGCL provides that a special meeting of stockholders may be called by the Board of Directors or by such person or persons as may be authorized by the Certificate of Incorporation or by the Bylaws. The Canmax-Delaware Bylaws permit the Board of Directors or the Chairman of the Board to call a special meeting of the stockholders for any purpose or purposes. Stockholders of Canmax-Delaware will not be entitled to call a special meeting.

    The WBCA provides that a special meeting of shareholders may be called by the Board of Directors, any person or persons authorized by the Articles of Incorporation or Bylaws, or the holders of at least 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting upon one or more written demands by such holders. The Canmax-Wyoming Bylaws provide that special meetings of the shareholders may be called by the Board of Directors or by the shareholders holding at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

CUMULATIVE VOTING

    The DGCL permits cumulative voting for the election of directors if provided for in a corporation's Certificate of Incorporation. The Canmax-Delaware Certificate does not provide for cumulative voting for the election of directors.

    The WBCA permits cumulative voting for the election of directors if provided for in the corporation's Articles of Incorporation. The Canmax-Wyoming Articles do not provide for cumulative voting for the election of directors.

NUMBER AND ELECTION OF DIRECTORS

    The DGCL permits the Certificate of Incorporation or the Bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the Certificate of Incorporation contains provisions fixing the number of directors, such number may not be changed without amending the Certificate of Incorporation. The Canmax-Delaware Certificate does not fix the number of directors. The Canmax-Delaware Bylaws permit the Board of Directors to establish the number of directors, not less than three, by action of the Board.

    The DGCL permits the Certificate of Incorporation of a corporation, the initial Bylaws or a Bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring the same year. Canmax-Delaware has not established a classified Board of Directors.

    The WBCA permits the Articles of Incorporation or the Bylaws of a corporation to contain provisions governing the number and terms of directors, provided that the number of directors shall not be less than one. The Articles of Incorporation or Bylaws may establish a variable range for size of the Board of Directors by fixing a minimum and maximum number of directors and the number of directors may be fixed or changed from time to time within such range by the shareholders or the Board of Directors. The terms for all directors expire at the next annual meeting of the shareholders following their election unless their terms are staggered under the provisions of the WBCA. The Canmax-Wyoming Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors and that each director shall hold office until the next annual meeting of shareholders or until his or her successor has been elected and qualified. The Canmax-Wyoming Bylaws further state that directors shall be natural persons who are eighteen years of age or older, but need not be residents of Wyoming or shareholders of Canmax-Wyoming.

    The WBCA provides that if there are three or more directors, the Articles of Incorporation may provide for staggered terms by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as the case may be. The term of office of one class of directors shall expire each year with the terms of office of no two classes expiring in the same year. Canmax-Wyoming has not established staggered terms for their Board of Directors.

REMOVAL OF DIRECTORS

    The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors, except that (i) members of a classified board may be removed only for cause, unless the Certificate of Incorporation provides otherwise and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part. The Canmax-Delaware Bylaws provide that any director may be removed at any time with or without cause by the affirmative vote of the stockholders having a majority of the voting power at a special meeting of the stockholders called for that purpose.

    The WBCA provides that the shareholders may remove one or more directors with or without cause unless the Articles of Incorporation provide that the directors may be removed only for cause, except that (i) if a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him; (ii) if cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal, or if cumulative voting is not authorized, a director may be removed only if the number of the votes cast to remove him exceeds the number of votes cast not to remove him; and
(iii) a director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice shall state that the purpose or one of the purposes of the meeting is removal of a director. The Canmax-Wyoming Bylaws provide that the shareholders may remove the entire Board of Directors or any lesser number with or without cause, at a meeting called expressly for the purpose of removal of directors by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

VACANCIES

    Under the DGCL, unless otherwise provided in the Certificate of Incorporation or the Bylaws, vacancies on the Board of Directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class, or by the sole remaining director so elected. In the case of a classified board, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filing of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office. Neither the Canmax-Delaware Certificate nor the Canmax-Delaware Bylaws provide additional requirements regarding vacancies of directors.

    Under the WBCA, unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, the shareholders or the Board of Directors may fill the vacancy, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of all directors remaining in office. If the vacancy was held by a director elected by a voting group of shareholders and if such vacancy is to be filled by the shareholders, only the holders of shares of that voting group are entitled to vote to fill such vacancy. In addition to the foregoing statutory provisions, the Canmax-Wyoming Bylaws provide that any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the directors then in office or by election at an annual meeting or at a special meeting called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of directors by the shareholders and until his or her successor shall have been elected and qualified.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Under the DGCL, a corporation may indemnify a director, officer, employee or agent of a corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless the court in which such action or suit was brought or, the Delaware Court of Chancery determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. The Canmax-Delaware Bylaws provide that such persons shall be indemnified to the fullest extent authorized by the DGCL.

    A director, officer, employee or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's (as the case may be) indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys' fees. The DGCL states that any indemnification, unless ordered by a court, shall be made only upon a determination that a director or officer has met the required standard of conduct before the director or officer may be indemnified. The determination may be made (i) by a majority vote of a quorum of disinterested directors; (ii) if a quorum of disinterested directors is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel; or
(iii) by the stockholders.

    The DGCL requires Canmax-Delaware to advance reasonable expenses to a director or officer after such person provides an undertaking to repay the corporation if it is determined that the required standard of conduct has not been met. This indemnification and advancement of expenses is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware corporations may procure insurance for purposes of indemnification of directors and officers. In addition to the statutory provisions, the Canmax-Delaware Bylaws provide that the indemnification and advancement of expenses provided by, or granted pursuant to, the Bylaws shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    Under the WBCA, a corporation may indemnify an individual made a party to a proceeding because he or she is or was a director of the corporation, against expenses (including attorneys' fees), judgments and fines incurred with respect to such proceeding if (i) he or she acted in good faith, (ii) he or she reasonably believed that his or her conduct was in, or at least not opposed to, the corporation's best interests, and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Unless otherwise limited by its Articles of Incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a director of the corporation against reasonable expenses incurred by him or her in connection with the proceeding. In the case of an action brought by or in the right of a corporation, indemnification shall be limited to reasonable expenses incurred in connection with such proceeding. A corporation may not indemnify a director (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or (ii) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her.

    The WBCA states that a corporation may not indemnify a director unless a determination has been made that indemnification of the director is permissible because he or she has met the standard of conduct set forth in the WBCA. The determination shall be made (i) by a majority vote of a quorum of disinterested directors, (ii) if a quorum of disinterested directors is not obtainable, by majority vote of a committee duly designated by the board of directors consisting solely of two or more disinterested directors, (iii) by special legal counsel selected (a) by the board of directors or its committee in the manner prescribed above, or (b) if a quorum of the board of directors cannot be obtained or a committee cannot be designated, by majority vote of the full board of directors, including directors who are parties, or (iv) by the shareholders. Determination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative, that the director did not meet the standard of conduct required by the WBCA.

    The WBCA provides that a corporation may advance reasonable expenses incurred by a director who is a party to a proceeding if (i) the director furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct, (ii) the director furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct, and (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under the WBCA. The undertaking required by (ii) above shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment. Wyoming corporations may procure insurance for purposes of indemnification of directors and officers. Neither the Canmax-Wyoming Articles nor the Canmax-Wyoming Bylaws provide any provision inconsistent with the WBCA.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or persons controlling Canmax-Wyoming pursuant to the foregoing provisions, Canmax-Wyoming has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

    The DGCL provides that a corporation's Certificate of Incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) violation of certain provisions of the DGCL; (iv) any transaction from which the director derived an improper personal benefit; or (v) any act or omission prior to the adoption of such a provision in the Certificate of Incorporation. The Canmax-Delaware Certificate provides a provision eliminating the personal liability for monetary damages of its directors to the fullest extent permitted under the DGCL.

    The WBCA provides that a corporation's Articles of Incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders from monetary damages, for breach of fiduciary duty as a director. However, no such provision shall eliminate or limit the liability of a director for (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) violation of certain provisions of the WBCA, or (iv) any transaction from which the director derived an improper personal benefit. Further, the WBCA provides that a corporation shall not eliminate or limit the liability of a director for any act or omission occurring prior to May 22, 1987. Neither the Canmax-Wyoming Articles nor the Canmax-Wyoming Bylaws provide provisions for limiting personal liability of directors.

                                                                       EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into on
this    day of           , 1998 by and between CANMAX INC., a Wyoming
corporation ("Canmax-Wyoming") and CANMAX-DELAWARE, INC., a Delaware corporation ("Canmax-Delaware").

                                   RECITALS:

    WHEREAS, Canmax-Wyoming is a corporation duly organized and existing under the laws of the State of Wyoming;

    WHEREAS, Canmax-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

    WHEREAS, on the date hereof, the authorized capital of Canmax-Wyoming consists of 44,169,100 shares of common stock, no par value per share ("Canmax-Wyoming Common Stock"), of which 8,111,005 shares are issued and outstanding;

    WHEREAS, on the date hereof, the authorized capital of Canmax-Delaware consists of 44,169,100 shares of common stock, par value $.001 per share ("Canmax-Delaware Common Stock"), of which 100 shares are issued and outstanding;

    WHEREAS, the respective Boards of Directors of Canmax-Wyoming and Canmax-Delaware have determined that it is advisable and in the best interests of each such corporation that Canmax-Wyoming merge with and into Canmax-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Canmax-Wyoming in the State of Delaware, and the respective Boards of Directors of Canmax-Wyoming and Canmax-Delaware have, by resolutions duly adopted, approved and adopted this Merger Agreement; and

    WHEREAS, the parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

                                  AGREEMENTS:

    A. MERGER. At the Effective Time (as hereinafter defined), Canmax-Wyoming shall be merged with and into Canmax-Delaware (the "Merger"). Canmax-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of Canmax-Wyoming shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of Wyoming. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

    B.  GOVERNING DOCUMENTS.

        1. The Certificate of Incorporation of Canmax-Delaware as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

        2. The Bylaws of Canmax-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

        3. As of the Effective Time, the Certificate of Incorporation of Canmax-Delaware shall be automatically amended, without further requirement of filing to change the name of the surviving corporation to:

                                   "CANMAX INC."

    C. OFFICERS AND DIRECTORS. The persons who are officers and directors of Canmax-Wyoming immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

    D. RIGHTS, PRIVILEGES, ETC. At the Effective Time, the separate corporate existence of Canmax-Wyoming shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Canmax-Wyoming; and all the rights, privileges, powers and franchises of Canmax-Wyoming on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of Canmax-Wyoming, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of Canmax-Wyoming shall be reserved unimpaired, and all debts, liabilities and duties of Canmax-Wyoming shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Canmax-Wyoming will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Canmax-Wyoming, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon a the same were with respect to Canmax-Wyoming.

    E. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        1. Each share of Canmax-Wyoming Common Stock outstanding immediately prior to the Effective Time shall, except as provided in Section 9 hereof, be converted into, and shall become, one fully paid and nonassessable share of Canmax-Delaware Common Stock.

        2. Each share of Canmax-Wyoming Common Stock held in the treasury of Canmax-Wyoming immediately prior to the Effective Time shall be automatically converted into one share of Canmax-Delaware Common Stock, which shares shall continue to be retained and held by Canmax-Delaware in the treasury thereof.

        3. Each option, warrant, purchase right, convertible debt instrument or other security of Canmax-Wyoming issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of Canmax-Delaware, and the same number of shares of Canmax-Delaware Common Stock shall be reserved for purposes of the exercise of such option, warrant, purchase right, convertible debt instrument or other securities as is equal to the number of shares of Canmax-Wyoming Common Stock so reserved at the Effective Time; and

        4. Each share of Canmax-Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Canmax-Delaware Common Stock.

    F. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Canmax-Wyoming Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Canmax-Delaware Common Stock into which the shares of Canmax-Wyoming Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Canmax-Wyoming or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of Canmax-Delaware Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of Canmax-Wyoming Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of Canmax-Delaware Common Stock.

    G. OPTIONS. Each right in or to, or option to purchase, shares of Canmax-Wyoming Common Stock, granted under Canmax-Wyoming's Stock Option Plan (the "Plan") and otherwise, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right in or to, or an option to purchase at the same option price per share, the same number of shares of Canmax-Delaware Common Stock, upon the same terms and subject to the same conditions as set forth in the Plan or otherwise as in effective at the Effective Time. The same number of shares of Canmax-Delaware Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of Canmax-Wyoming Common Stock, upon the same terms and subject to the same conditions as set forth in the Plan or otherwise as in effect at the Effective Time. The same number of shares of Canmax-Delaware Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of Canmax-Wyoming Common Stock so reserved as of the Effective Time. As of the Effective Time, the Surviving Corporation hereby assumes the Plan and all obligations of Canmax-Wyoming under the Plan including the outstanding rights or options or portions thereof granted pursuant to the Plan and otherwise.

    H. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of Canmax-Wyoming under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

    I.  DISSENTING SHAREHOLDERS.

        1. Notwithstanding the provisions of Section 5.a. hereof, any outstanding shares of Canmax-Wyoming Common Stock held by a shareholder who shall have elected to dissent from the Merger and who shall have exercised and perfected his right to dissent with respect to such shares in accordance with Article 13 of the Wyoming Business Corporation Act (a "Dissenting Shareholder") shall not be converted into shares of Wyoming-Delaware Common Stock as a result of the Merger, but such Dissenting Shareholders shall be entitled to receive in lieu thereof only such consideration as shall be provided in such Article 13, except that shares of Canmax-Wyoming Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting Shareholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in such Article 13 shall be deemed converted, as of the Effective Time, into such number of shares of Canmax-Wyoming Common Stock as such holder otherwise would have been entitled to receive as a result of the Merger.

        2. Canmax-Delaware hereby agrees that it may be served with process in the State of Wyoming in any proceeding to enforce any obligation or the rights of a Dissenting Shareholder arising from the Merger. Canmax-Delaware appoints the Secretary of State of Wyoming as its agent to accept service of process for any such proceeding and a copy of such process shall be mailed by the Secretary of State of the State of Wyoming to Canmax-Delaware at 150 West Carpenter Freeway, Irving, Texas 75039, Attention: Corporate Secretary.

    J. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    K. AMENDMENT. Subject to applicable law and subject to the rights of Canmax-Wyoming's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

    L. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement maybe terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Canmax-Wyoming or Canmax-Delaware or both, notwithstanding approval of this Merger Agreement by the shareholders of Canmax-Wyoming or the stockholders of Canmax-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of Canmax-Wyoming or Canmax-Delaware, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

    M. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall constitute an original document but all of which together shall constitute one and the same Agreement.

    N. FURTHER ASSURANCES. From time to time, as and when required or requested by either Canmax-Wyoming or Canmax-Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of Canmax-Wyoming and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

    IN WITNESS WHEREOF, Canmax-Wyoming and Canmax-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and
delivered this    day of           , 1998.

                                CANMAX, INC.,
                                a Wyoming corporation

                                By:
                                     -----------------------------------------
                                     Name: Roger D. Bryant
                                     Title: Chief Executive Officer

                                CANMAX-DELAWARE, INC.,
                                a Delaware corporation

                                By:
                                     -----------------------------------------
                                     Name: Roger D. Bryant
                                     Title: Chief Executive Officer

                                                                       EXHIBIT C

                          CERTIFICATE OF INCORPORATION
                                       OF
                             CANMAX-DELAWARE, INC.

    FIRST: The name of the Corporation is CANMAX-DELAWARE, INC. (the "Corporation").

    SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. Its registered agent at such address is The Corporation Trust Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

    FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 44,169,100 shares, having a par value of $0.001 per share. The shares are designated Common Stock and have identical rights and privileges in every respect.

    FIFTH: The name and mailing address of the Incorporator of the Corporation is William L. Rivers,
c/o Arter & Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201.

    SIXTH: In furtherance and not in limitation of the powers conferred on it by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

    SEVENTH: The Corporation is to have perpetual existence.

    EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

    NINTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; PROVIDED, HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i) any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

    TENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as that section may be amended and supplemented from time to time, indemnify any director or officer of the Corporation (and any director, trustee or officer of any corporation, business trust or other entity to whose business the Corporation shall have succeeded) which it shall have power to indemnify under that Section against any expenses, liabilities or other matter referred to in or covered by that Section. The indemnification provided for in this Article TENTH (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (b) shall continue as to a person who has ceased to be a director or officer and (c) shall inure to the benefit of the heirs, executors and administrators of such a person. To assure indemnification under this Article TENTH of all such persons who are determined by the Corporation or otherwise to be or to have been "Fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time and which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time, such Section 145 shall, for the purposes of this Article, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan; the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines;" and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

    ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reserve power.

    TWELFTH: Meetings of stockholders may be held within or without the State of Delaware as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated form time to time by the Board of Directors or in the Bylaws of the Corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand this    day of March, 1998,
and affirm the statements contained therein as true under penalties of perjury.

                                     -----------------------------------------
                                                 William L. Rivers
                                                    INCORPORATOR

                                                                       EXHIBIT D

                                     BYLAWS
                                       OF
                             CANMAX-DELAWARE, INC.
                            (A DELAWARE CORPORATION)
                                   ARTICLE I
                                    OFFICES

    SECTION 1.1. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

    SECTION 1.2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    SECTION 2.1. ANNUAL MEETINGS. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place within or without the State of Delaware, and at such hour of the day as the Board of Directors shall determine by resolution.

    SECTION 2.2. SPECIAL MEETINGS. Special meetings of the stockholders for the transaction of any proper business may be called at any time by the Board or by the Chairman of the Board.

    SECTION 2.3. NOTICE OF MEETINGS. Written notice of every meeting of stockholders, stating the time, place and purposes thereof, shall be given personally or by mail at least ten (10), but not more than sixty (60), days (except as otherwise provided by law) before the date of such meeting to each person who appears on the stock transfer books of the Corporation as a stockholder and who is entitled to vote at such meeting. If such notice is mailed, it shall be directed to such stockholder at his address as it appears on the stock transfer books of the Corporation.

    SECTION 2.4. QUORUM. At any meeting of the stockholders the holders of a majority of the shares of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, except where otherwise provided by law or in the Certificate of Incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment, provided that any action (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

    SECTION 2.5. ADJOURNMENTS. If at any meeting of stockholders a quorum shall fail to attend in person or by proxy, the holders of a majority of the shares present in person or by proxy and entitled to vote at such meeting may adjourn the meeting from time to time until a quorum shall attend, and thereupon any business may be transacted which might have been transacted at the meeting as originally called. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed, notice of the adjourned date shall be given.

    SECTION 2.6. ORGANIZATION. The Chairman of the Board, if one is elected, and in his absence the President, and in their absence the Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the stockholders when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as he may deem appropriate in his discretion.

    SECTION 2.7. VOTING. At each meeting of the stockholders, each holder of the shares of Common Stock shall be entitled to one vote on such matter for each such share and may exercise such voting right either in person or by proxy appointed by an instrument in writing subscribed by such stockholder or his duly authorized attorney. No such proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period. Voting need not be by ballot. All elections of directors shall be decided by a plurality vote and all questions decided and actions authorized by a majority vote, except as otherwise required by law.

    SECTION 2.8. INSPECTORS. At any meeting of stockholders, inspectors of election may be appointed by the presiding officer of the meeting for the purpose of opening and closing the polls, receiving and taking charge of the proxies, and receiving and counting the ballots or the vote of stockholders otherwise given. The inspectors shall be appointed by the presiding officer of the meeting, shall be sworn to faithfully perform their duties, and shall in writing certify to the returns. No candidate for election as director shall be appointed or act as inspector.

    SECTION 2.9. STOCKHOLDER LIST. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of such stockholder, shall be prepared and held open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for said ten (10) days either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    SECTION 2.10. ACTION WITHOUT MEETING. Any action that may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that a consent must bear the date of each stockholder's signature and no consent will be effective unless written consents received by a sufficient number of stockholders to take the contemplated action are delivered to the Corporation within sixty days of the date that the earliest consent is delivered to the Corporation. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of Delaware law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent and that written notice have been given in accordance with Section 228 of the General Corporation Law of the State of Delaware.

                                  ARTICLE III
                                   DIRECTORS

    SECTION 3.1. FUNCTIONS AND NUMBER. The property, business and affairs of the Corporation shall be managed and controlled by a board of directors, who need not be stockholders, citizens of the United States or residents of the State of Delaware. The number of members which shall constitute the Board of Directors shall be such number, not less than three, determined by resolution of the Board of Directors or by the stockholders at an annual or special meeting held for that purpose, but no decrease in the Board of Directors shall have the effect of shortening the term of an incumbent director. The first Board of Directors shall consist of three (3) members, such number to constitute the first whole Board of Directors. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies. Except as otherwise provided by law or in these Bylaws or in the Certificate of Incorporation, the directors shall be elected by the stockholders entitled to vote at the annual meeting of stockholders of the Corporation, and shall be elected to serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify.

    SECTION 3.2. REMOVAL. Any director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock.

    SECTION 3.3. VACANCIES. Unless otherwise provided in the Certificate of Incorporation or in these Bylaws, vacancies among the directors, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of directors or otherwise, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    SECTION 3.4. PLACE OF MEETING. The directors may hold their meetings and may have one or more offices and keep the books of the Corporation (except as otherwise may at any time be provided by law) at such place or places within or without the State of Delaware as the Board may from time to time determine.

    SECTION 3.5. ANNUAL MEETING. The newly elected Board may meet for the purpose of organization, the election of officers and the transaction of other business, at such time and place within or without the State of Delaware as shall be fixed as provided in Section 3.7 of this Article for special meetings of the Board of Directors.

    SECTION 3.6. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such time and place within or without the State of Delaware as the Board of Directors shall from time to time by resolution determine and no notice of such regular meetings shall be required.

    SECTION 3.7. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the direction of the President or a majority of the directors then in office. The Secretary or some other officer or director of the Corporation shall give notice to each director of the time and place of each special meeting by mailing the same at least five (5) days before the meeting or by telexing, telegraphing or telephoning the same not later than the day before the meeting, at the residence address of each director or at his usual place of business. Special meetings of the Board shall be held at such place within or without the State of Delaware as shall be specified in the call for the meeting. Unless expressly required by statute, by the Certificate of Incorporation or by the Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice of a meeting.

    SECTION 3.8. QUORUM. Except as otherwise provided by law or in the Certificate of Incorporation, a majority of the directors in office shall constitute a quorum for the transaction of business. A majority of those present at the time and place of any regular or special meeting, if less than a quorum be present, may adjourn from time to time without notice, until a quorum be had. The act of a majority of directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.

    SECTION 3.9. COMPENSATION. The Board of Directors shall have the authority to fix by resolution the compensation of directors.

    SECTION 3.10. ORGANIZATION. At all meetings of the Board of Directors, the President, or in his absence the Vice President if he is a member of the Board, or in their absence, a chairman chosen by the directors shall preside. The Secretary or an Assistant Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the absence of both, the presiding officer may appoint any person to act as secretary.

    SECTION 3.11. TELEPHONE MEETINGS. Any member of the Board of Directors may participate in any meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

    SECTION 3.12. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all the members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

                                   ARTICLE IV
                                   COMMITTEES

    SECTION 4.1. EXECUTIVE COMMITTEE. The Board of Directors, by a resolution passed by a vote of a majority of the whole Board, may appoint an Executive Committee of one or more directors, which to the extent permitted by law and in said resolution shall, during the intervals between the meetings of the Board of Directors, in all cases where special directions shall not have been given by the Board, have and exercise the powers of the Board of Directors, including those powers enumerated in these Bylaws which are not specifically reserved to the Board of Directors, in the management of the property, business and affairs of the Corporation; provided, however, that the Executive Committee shall not have any power or authority to amend the Certificate of Incorporation, to adopt any agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, to recommend to the stockholders a dissolution of the Corporation or a revocation of dissolution, to amend the Bylaws of the Corporation, to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger. The Executive Committee shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board of Directors shall appoint the Chairman of the Executive Committee. The members of the Executive Committee shall receive such compensation and fees as from time to time may be fixed by the Board of Directors.

    SECTION 4.2. ALTERNATES AND VACANCIES. The Board of Directors may designate one or more directors as alternate members of the Executive Committee who may replace any absent or disqualified member at any meeting of the Executive Committee. In the absence or disqualification of a member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. All other vacancies in the Executive Committee shall be filled by the Board of Directors in the same manner as original appointments to such Committee.

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    SECTION 4.3.  COMMITTEES TO REPORT TO BOARD.  The Executive Committee shall keep regular minutes of its proceedings and all action by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action.

    SECTION 4.4. PROCEDURE. The Executive Committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. The presence of a majority of the then appointed number of each committee created pursuant to this Article IV shall constitute a quorum and in every case an affirmative vote by a majority of the members of the committee present and not disqualified from voting shall be the act of the committee.

    SECTION 4.5. OTHER COMMITTEES. From time to time the Board of Directors by a resolution adopted by a majority of the whole Board may appoint any other committee or committees for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of appointment.

    SECTION 4.6. TERMINATION OF COMMITTEE MEMBERSHIP. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors, or any subcommittee thereof.

                                   ARTICLE V
                                    OFFICERS

    SECTION 5.1. EXECUTIVE OFFICERS. The executive officers of the Corporation may consist of a Chairman of the Board, a President and Chief Executive Officer, one or more Vice Presidents, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors. Unless otherwise provided in the resolution of election, each officer shall hold office until the next annual election of directors and until his successor shall have been qualified. Any two of such offices may be held by the same person.

    SECTION 5.2. SUBORDINATE OFFICERS. The Board of Directors may appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers and agents as it may deem necessary or advisable, for such term as the Board of Directors shall fix in such appointment, who shall have such authority and perform such duties as may from time to time be prescribed by the Board.

    SECTION 5.3. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers, agents and employees of the Corporation, which power, as to other than elected officers, may be delegated as the Board of Directors shall determine.

    SECTION 5.4. REMOVAL. All officers, agents and employees of the Corporation shall be subject to removal, with or without cause, at any time by affirmative vote of the majority of the whole Board of Directors whenever, in the judgment of the Board of Directors, the best interests of the Corporation will be served thereby. The power to remove agents and employees, other than officers or agents elected or appointed by the Board of Directors, may be delegated as the Board of Directors shall determine.

    SECTION 5.5. CHAIRMAN OF THE BOARD. If a Chairman of the Board is elected, he shall be chosen from among the members of the Board of Directors and shall preside at all meetings of the directors and the stockholders of the Corporation. The Chairman of the Board shall, in general, have supervisory power over the President and all other officers of the Corporation.

    SECTION 5.6. THE PRESIDENT. The President shall be the chief operating officer of the Corporation and shall have the general powers and duties of supervision and management of the Corporation. The President shall also be the chief executive officer of the Corporation and, in the absence of the Chairman of the Board, shall preside at all meetings of the stockholders and directors at which he is present. The

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President shall also perform such other duties as may from time to time be assigned to him by the Board of Directors.

    SECTION 5.7. VICE PRESIDENTS. Each Vice President shall perform such duties and shall have such authority as from time to time may be assigned to him by the Board of Directors or the President.

    SECTION 5.8. THE TREASURER. The Treasurer shall have the general care and custody of all the funds and securities of the Corporation which may come into his hands and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation, and the Treasurer shall pay out and dispose of the same under the direction of the Board of Directors. He shall have general charge of all securities of the Corporation and shall in general perform all duties incident to the position of Treasurer.

    SECTION 5.9. THE SECRETARY. The Secretary shall keep the minutes of all proceedings of the Board of Directors and the minutes of all meetings of the stockholders and also, unless otherwise directed by such committee, the minutes of each standing committee, in books provided for that purpose, of which he shall be the custodian; he shall attend to the giving and serving of all notices for the Corporation; he shall have charge of the seal of the Corporation, of the stock certificate books and such other books and papers as the Board of Directors may direct; and he shall in general perform all the duties incident to the office of Secretary and such other duties as may be assigned to him by the Board of Directors.

    SECTION 5.10. VACANCIES. All vacancies among the officers for any cause shall be filled only by the Board of Directors.

    SECTION 5.11. BONDING. The Board of Directors shall have power to require any officer or employee of the Corporation to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board of Directors may deem advisable.

                                   ARTICLE VI
                                     STOCK

    SECTION 6.1. FORM AND EXECUTION OF CERTIFICATES. The shares of stock of the Corporation shall be represented by certificates in such form as shall be approved by the Board of Directors; provided that the Board of Directors of the Corporation may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation; and, notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and every holder of uncertificated shares shall be entitled to a certificate or certificates representing his shares upon delivery of a written request therefor to the Secretary of the Corporation. The certificates shall be signed by the President or the Vice President and the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary, except that where any such certificates shall be countersigned by a transfer agent and by a registrar, the signatures of any of the officers above specified, and the seal of the Corporation upon such certificates, may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

    SECTION 6.2. REGULATIONS. The Board of Directors may make such rules and regulations consistent with any governing statute as it may deem expedient concerning the issue, transfer and registration of certificates of stock and concerning certificates of stock issued, transferred or registered in lieu or replacement of any lost, stolen, destroyed or mutilated certificates of stock.

    SECTION 6.3. FIXING OF RECORD DATE. For the purpose of determining the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders, and all persons who are stockholders of record on the date so fixed, and no others, shall be entitled to notice of, and to vote at, such meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or to take any other lawful action, as the case may be. Such record date shall not be more than sixty
(60) days nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action, provided that any record date established by the Board of Directors may not precede the date of the resolution establishing the record date. The record date for determining stockholders entitled to consent to corporate actions in writing shall not be more than ten (10) days after the date upon which the resolution fixing the record date was adopted. If no record date is established prior to an action undertaken by consent, the record date shall be, if no action of the Board of Directors is required, the first date on which a signed written consent setting forth the action taken is delivered to the corporation. If action by the Board of Directors is required, the record date shall be the close of business on the day the board adopts the resolution taking the prior action.

    SECTION 6.4. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint a transfer agent or transfer agents and a registrar or registrars for any or all classes of the capital stock of the Corporation, and may require stock certificates of any or all classes to bear the signature of either or both.

                                  ARTICLE VII
                                      SEAL

    SECTION 7.1. SEAL. The seal of the Corporation shall be circular in form and contain the name of the Corporation, the year of its organization, and the words "CORPORATE SEAL, DELAWARE", which seal shall be in charge of the Secretary to be used as directed by the Board of Directors.

                                  ARTICLE VIII
                                  FISCAL YEAR

    SECTION 8.1. FISCAL YEAR. The fiscal year of the Corporation shall end October 31 of each year unless otherwise fixed by resolution of the Board of Directors.

                                   ARTICLE IX
                                WAIVER OF NOTICE

    SECTION 9.1. WAIVER OF NOTICE. Any person may waive any notice required to be given by law, in the Certificate of Incorporation or under these Bylaws by attendance in person, or by proxy if a stockholder, at any meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or by a writing signed by the person or persons entitled to said notice, whether before or after the time stated in said notice, which waiver shall be deemed equivalent to such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee appointed by the Board of Directors need be specified in any written waiver of notice.

                                   ARTICLE X
          CHECKS, NOTES, DRAFTS, CONTRACTS, VOTING OF SECURITIES, ETC.

    SECTION 10.1. CHECKS, NOTES, DRAFTS, ETC. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

    SECTION 10.2. EXECUTION OF CONTRACTS, DEEDS, ETC. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

    SECTION 10.3. PROVISION REGARDING CONFLICTS OF INTERESTS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

        (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

        (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the shareholders.

    Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

    SECTION 10.4. VOTING OF SECURITIES OWNED BY THE CORPORATION. Subject always to the specific directions of the Board of Directors, any share or shares of stock or other securities issued by any other corporation and owned or controlled by the Corporation may be voted, whether by written consent as set forth hereinbelow or at any meeting of such other corporation, by the President of the Corporation, or in the absence of the President, by any Vice President of the Corporation who may be present at such meeting or available to sign such written consent. Whenever in the judgment of the President, or in his absence, of any Vice President, it shall be desirable for the Corporation to execute a proxy or give a consent with respect to any share or shares of stock or other securities issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President or one of the Vice Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons so designated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock or other securities issued by such other corporation and owned by the Corporation.

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                                   ARTICLE XI
                                INDEMNIFICATION

    SECTION 11.1. INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action suit or proceeding, whether civil, criminal or investigative (a "proceeding"), by reason of the fact that he or a person for whom he is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans) whether the basis of such proceeding is alleged action in his official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law against all expenses, liability and loss (including attorneys' fees, judgments, fines, special excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to require advancement by the Corporation of attorneys' fees and other expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the Corporation in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made by the Corporation only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amount so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this section or otherwise.

    SECTION 11.2. INDEMNIFICATION NOT EXCLUSIVE. The indemnification and advancement of expenses provided by this Article XI shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under the Certificate of Incorporation, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    SECTION 11.3. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans) against any liability assessed against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

                                                                       EXHIBIT E

                           WYOMING DISSENTERS' STATUE
    Set forth herein is a reproduction of Article 13 of the Wyoming Business
                         Corporation Act (the "WBCA").
                         ARTICLE 13. DISSENTERS' RIGHTS
          SUBARTICLE A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

    17-16-1301 DEFINITIONS.  --(a) As used in this article:

    (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

    (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer,

   (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

    (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

    (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

    (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

   (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

    17-16-1302 RIGHT TO DISSENT. --(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

    (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

       (A) Shareholder approval is required for the merger or the consolidation by W.S. 17 16-1103 or 17-6-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

        (B) The corporation is a subsidiary that is merged with its parent under W.S 17-16-1104.

    (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

   (iii) Consummation of a sale or exchange of all, or substantially all, of the properly of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

    (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

       (A) Alters or abolishes a preferential right of the shares;

        (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

        (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

       (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

        (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

    (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

    (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

    17-16-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS. --(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

    (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

        (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

        (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

           SUBARTICLE B. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

    17-16-1320 NOTICE OF DISSENTERS' RIGHTS. --(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

    (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

    17-16-1321 NOTICE OF INTENT TO DEMAND PAYMENT. --(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

    (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

    17-16-1322 DISSENTERS' NOTICE. --(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

    (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

        (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

        (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

        (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty
    (60) days after the date the notice required by subsection (a) of this section is delivered; and

        (v) Be accompanied by a copy of this article.

    17-16-1323 DUTY TO DEMAND PAYMENT. --(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

    (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

    (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

    17-16-1324 SHARE RESTRICTIONS. --(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

    (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

    17-16-1325 PAYMENT. --(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

    (b) The payment shall be accompanied by:

        (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

        (ii) A statement of the corporation's estimate of the fair value of the shares;

       (iii) An explanation of how the interest was calculated;

        (iv) A statement of the dissenter's rights to demand payment under W.S. 17-16-1328; and

        (v) A copy of this article.

    17-16-1326 FAILURE TO TAKE ACTION. --(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16 1322 and repeat the payment demand procedure.

    17-16-1327 AFTER-ACQUIRED SHARES. --(a) A corporation may elect to with hold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

    (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

    17-16-1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. --(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

        (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

        (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

       (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

    (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

                   SUBARTICLE C. JUDICIAL APPRAISAL OF SHARES

    17-16-1330 COURT ACTION. --(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     I. The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

    II. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

    III. The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

    IV. Each dissenter made a party to the proceeding is entitled to judgment for:

        (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

        (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

    17-16-1331 COURT COSTS AND COUNSEL FEES. --(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

     I. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

        (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

        (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    II. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                     PROXY
                                  CANMAX INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby constitutes and appoints Roger D. Bryant and Robert M. Fidler, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Canmax Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 20, 1998 and at any adjournments thereof.

1.         Election of
           Directors
                                 / /        FOR All nominees named below             / /
                                            (except as marked to the contrary)

 NOMINEES: Roger D. Bryant, James C. Bernet, Debra L. Burgess, Nick DeMare, Robert M. Fidler,
                               John Melideo, W. Thomas Rinehart

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S
                                   NAME ON THE LINE BELOW.)
----------------------------------------------------------------------------------------------



2.         Reincorporation of the Company in Delaware.
                                             / / FOR      / / AGAINST      / / ABSTAIN
3.         To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the 1998 fiscal year.
                                             / / FOR      / / AGAINST      / / ABSTAIN

4.         In their discretion, to vote upon such other business as may properly come before the meeting or any adjournments thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

    Please sign exactly as the name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                                             Dated:
                                                                                             ---------------------------------
                                                                                             ---------------------------------------
                                                                                             Signature of Shareholder
                                                                                             ---------------------------------------
                                                                                             Signature (if jointly owned)

                                                                                             PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                                             PROXY PROMPTLY USING THE ENCLOSED
                                                                                             ENVELOPE.